                                                                EXHIBIT 10.20





                          INSTEEL INDUSTRIES, INC.


                           RETIREMENT SAVINGS PLAN



                         EFFECTIVE DATE: MAY 1, 1996

                                TABLE OF CONTENTS

                            INSTEEL INDUSTRIES, INC.

                            RETIREMENT SAVINGS PLAN

                                                                                           PAGE
                                                                                           ----
      SECTION 1.    PURPOSE OF PLAN..................................................       1

      SECTION 2.    DEFINITIONS......................................................       1
              2.1   Account .........................................................       2
              2.2   Accrued benefit .................................................       2
              2.3   Acquisition loan ................................................       2
              2.4   Active participant ..............................................       2
              2.5   Actual deferral percentage or ADP ...............................       3
              2.6   Adjustment date .................................................       4
              2.7   Affiliated employer .............................................       4
              2.8   Board ...........................................................       4
              2.9   Code ............................................................       4
              2.10  Committee .......................................................       4
              2.11  Company .........................................................       4
              2.12  Company discretionary contributions .............................       5
              2.13  Company matching contributions ..................................       5
              2.14  Company stock ...................................................       5
              2.15  Company stock account ...........................................       5
              2.16  Compensation ....................................................       6
              2.17  Contribution percentage .........................................       7
              2.18  Debt ............................................................       8
              2.19  Effective date ..................................................       8
              2.20  Elective deferral or elective deferrals .........................       8
              2.21  Eligible employee ...............................................       9
              2.22  Employee ........................................................      10
              2.23  Entry date ......................................................      10
              2.24  ERISA ...........................................................      10
              2.25  Excess aggregate contributions ..................................      10
              2.26  Excess contributions ............................................      10
              2.27  Excess elective deferral ........................................      11
              2.28  Financed shares .................................................      11
              2.29  General account .................................................      11
              2.30  Highly compensated employee .....................................      11
              2.31  Leased employee .................................................      12
              2.32  Nonhighly compensated participant ...............................      13
              2.33  Normal retirement age ...........................................      13
              2.34  Participant .....................................................      13
              2.35  Plan ............................................................      14
              2.36  Plan year .......................................................      14
              2.37  Readily tradable on an established market .......................      14

              2.38  Retire or retirement ............................................      14
              2.39  Salary reduction agreement ......................................      14
              2.40  Salary reduction contributions ..................................      15
              2.41  Service .........................................................      15
              2.42  Spouse or surviving spouse ......................................      15
              2.43  Statutory compensation ..........................................      15
              2.44  Supplemental Company contributions ..............................      16
              2.45  Suspense account ................................................      16
              2.46  Trust or trust fund .............................................      16
              2.47  Trustee .........................................................      16
              2.48  Trust agreement .................................................      16
              2.49  Year-end adjustment date ........................................      16

      SECTION 3.    CONTRIBUTIONS TO THE TRUST AND ALLOCATION THEREOF................      16

              3.1   Salary Reduction Contributions ..................................      16
              3.2   Company Matching Contributions ..................................      24
              3.3   Multiple Use ....................................................      27
              3.4   Company discretionary contributions .............................      28
              3.5   Allocation of Company discretionary contributions ...............      28
              3.6   Limitations on allocations ......................................      29
              3.7   General Limitations .............................................      32

      SECTION 4.    RETIREMENT; TERMINATION OF SERVICE...............................      32
              4.1   Normal retirement ...............................................      32
              4.2   Delayed retirement ..............................................      33
              4.3   Disability retirement ...........................................      33
              4.4   Death ...........................................................      33
              4.5   Termination of service ..........................................      33
              4.6   Pretermination distributions ....................................      35

      SECTION 5.    PAYMENT OF BENEFITS..............................................      37
              5.1   Payment of benefit for reasons other than death .................      37
              5.2   Payment of death benefit ........................................      38
              5.3   Distribution requirements and definitions .......................      39
              5.4   Medium of payment; Put option; Right of first refusal;
                    Valuation of Company stock ......................................      39
              5.5   Legend ..........................................................      43
              5.6   Directions ......................................................      43

      SECTION 6.    VESTING..........................................................      43

      SECTION 7.    ACQUISITION LOANS................................................      43
              7.1   Terms ...........................................................      43
              7.2   Use of proceeds .................................................      43
              7.3   Collateral ......................................................      44
              7.4   Available assets; Payments ......................................      44

              7.5   Default .........................................................      45
              7.6   Suspense account; Release of shares .............................      45
              7.7   Obligations of the Trustee ......................................      46
              7.8   Obligations of the Company ......................................      47
              7.9   Restrictions on Company stock ...................................      48

     SECTION  8.    VOTING AND TENDERING OF COMPANY STOCK............................      48
              8.1   Voting ..........................................................      48
              8.2   Tendering .......................................................      50

     SECTION  9.    ACCOUNTS OF PARTICIPANTS.........................................      51
              9.1   General accounts ................................................      51
              9.2   Company stock accounts ..........................................      52
              9.3   Cash dividends ..................................................      53
              9.4   Rights, warrants and options ....................................      55
              9.5   Persons in pay status ...........................................      55
              9.6   Allocations following certain sale transactions .................      56
              9.7   Accounting for allocations ......................................      56
              9.8   Participant directed investments ................................      57
              9.9   Diversification .................................................      58

     SECTION 10.    ADMINISTRATION BY COMMITTEE......................................      59
             10.1   Membership of Committee .........................................      59
             10.2   Committee officers; Subcommittee ................................      59
             10.3   Committee meetings ..............................................      59
             10.4   Transaction of business .........................................      59
             10.5   Committee records ...............................................      60
             10.6   Establishment of rules ..........................................      60
             10.7   Conflicts of interest ...........................................      60
             10.8   Correction of errors ............................................      60
             10.9   Authority to interpret plan .....................................      60
             10.10  Third party advisors ............................................      61
             10.11  Compensation of members .........................................      61
             10.12  Committee expenses ..............................................      61
             10.13  Indemnification of Committee ....................................      62

     SECTION 11.    MANAGEMENT OF FUNDS AND AMENDMENT OF PLAN........................      62
             11.1   Trust fund; Investment purpose ..................................      62
             11.2   Fiduciary duties ................................................      62
             11.3   Authority to amend ..............................................      64
             11.4   Trust agreement .................................................      64
             11.5   Requirements of writing .........................................      65

     SECTION 12.  ALLOCATION OF RESPONSIBILITIES AMONG NAMED FIDUCIARIES.............      65
             12.1   Duties of named fiduciaries .....................................      65
             12.2   Co-fiduciary liability ..........................................      67

     SECTION 13.    BENEFITS NOT ASSIGNABLE; PAYMENTS................................      67
             13.1   Benefits not assignable .........................................      67
             13.2   Payments to minors and others ...................................      67

     SECTION 14.    TERMINATION OF PLAN AND TRUST: MERGER OR CONSOLIDATION OF PLAN...      68
             14.1   Complete termination ............................................      68
             14.2   Partial termination .............................................      69
             14.3   Merger or consolidation .........................................      69
             14.4   Protection of benefits ..........................................      69

     SECTION 15.    COMMUNICATION TO EMPLOYEES.......................................      69

     SECTION 16.    CLAIMS PROCEDURE.................................................      70
             16.1   Filing of a claim for BENEFITS ..................................      70
             16.2   Notification to claimant of decision ............................      70
             16.3   Procedure for review ............................................      71
             16.4   Decision on review ..............................................      71
             16.5   Action by authorized representative of claimant .................      71

     SECTION 17.    PARTIES TO THE PLAN..............................................      72
             17.1   Single plan .....................................................      72
             17.2   Committee appointment ...........................................      73
             17.3   Authority to amend ..............................................      73

     SECTION 18.    SPECIAL TOP-HEAVY PROVISIONS.....................................      73
             18.1   Definitions......................................................      73
             18.2   Top-heavy requirements ..........................................      76
             18.3   Adjustments to Limitations on Allocations .......................      77

     SECTION 19.    PORTABILITY OF PARTICIPANT ACCOUNTS..............................      77
             19.1   Definitions .....................................................      77
             19.2   Construction ....................................................      78

     SECTION 20.    ROLLOVERS........................................................      78
             20.1   Timing ..........................................................      78
             20.2   Eligibility .....................................................      79
             20.3   Maximum amount ..................................................      79
             20.4   Accounting ......................................................      79
             20.5   Transfers prior to becoming a participant .......................      79
             20.6   Impermissible rollovers .........................................      79

     SECTION 21.    MISCELLANEOUS PROVISIONS.........................................      80
             21.1   Notices .........................................................      80
             21.2   Lost distributees ...............................................      80
             21.3   Reliance on data ................................................      80

             21.4   Bonding .........................................................      80
             21.5   Receipt and release for payments ................................      81
             21.6   No guarantee ....................................................      81
             21.7   Headings ........................................................      81
             21.8   Continuation of employment ......................................      82
             21.9   Federal and state securities law compliance .....................      82
             21.10  Construction ....................................................      82

                            INSTEEL INDUSTRIES, INC.

                            RETIREMENT SAVINGS PLAN*

         Section 1. Purpose of Plan:

         The primary purpose of this plan is to enable participating employees of the Company and its affiliated employers to acquire a stock ownership interest in the Company or its affiliated employers, thereby permitting such employees to share in the growth and prosperity of the Company and its affiliated employers, and to accumulate capital for their future economic security. Consequently, Company contributions to the plan shall be invested primarily in Company stock. The plan also is designed to provide a technique of corporate finance to the Company. As such, the plan may borrow money or otherwise obtain credit to finance the acquisition of Company stock and may provide a market to facilitate the transfer of Company stock. The plan is a stock bonus plan intended to be qualified within the meaning of Section 401(a) of the Code. The plan also contains provisions that permit the plan to function as a leveraged employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. The plan also contains a cash or deferred arrangement under Section 401(k) of the Code which permits participants to make elective deferrals to the plan, and to receive matching contributions made by the Company in accordance with Section 401(m) of the Code.

         Section 2. Definitions:

         As used in the plan, including Section 1 and this Section 2, and in the trust agreement, references to one gender shall include the other and, unless otherwise indicated by the context:

-------------------

      *  NOTE:   Except as otherwise provided herein, this plan amends and
         supersedes effective as of May 1, 1996, the Employee Stock Ownership Plan of Insteel Industries, Inc. (the "predecessor plan") which was adopted by the Board of Directors of the Company effective October 1, 1988. Reference is made to the Insteel Industries, Inc. Retirement Savings Plan Trust Agreement of even date herewith, which is a part of the plan.

                 2.1 "Account" means the aggregate of the separate accounts maintained by the Committee with respect to each participant. The separate accounts so maintained shall include the following:

                 2.1.1 "Salary reduction contribution account" means the account of the participant that is credited with salary reduction contributions as provided in Section 3.1.

                 2.1.2 "Company matching contribution account" means the account of the participant that is credited with Company matching contributions as provided in Section 3.2.

                 2.1.3 "Company discretionary contribution account" means the account of the participant that is credited with Company discretionary contributions as provided in Section 3.4.

                 2.1.4 "Rollover account" means the account of the participant that is credited with rollover contributions as provided in Section 20.

                 2.2 "Accrued Benefit" means with respect to each participant the value of his account as of the applicable adjustment date following adjustment thereof as provided in Section 9.

                 2.3 "Acquisition Loan" means a loan described in Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA made to the trust by a disqualified person (as defined in Section 4975(e)(2) of the Code) or a party-in-interest (as defined in Section 3(14) of ERISA) or a loan made to the trust that is guaranteed by a disqualified person or party-in-interest, which is used by the Trustee to finance the acquisition of Company stock or to repay a prior acquisition loan. Such a loan may include a direct loan of cash to the trust, a purchase money transaction involving the trust, or an assumption of an obligation of the trust.

                 2.4 "Active Participant" means with respect to any plan year a participant who is in service on the year-end adjustment date. If a participant shall retire from service or die while in service in any plan year, he shall be treated as an active participant for the plan year in which such retirement or death shall occur, whether or not he shall actually be in service on the year-end adjustment date.

         2.5 "Actual deferral percentage" or "ADP" with respect to a participant for a plan year means the ratio (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of: (i) the salary reduction contributions, if any, and supplemental Company contributions, if any, made to the trust under the plan by the Company on his behalf for the plan year other than salary reduction contributions distributed to the participant pursuant to the provisions of Section 3.6.2(ii); to (ii) his statutory compensation for that portion of the plan year during which he was a participant. Notwithstanding the foregoing, the ADP of a nonhighly compensated participant shall be determined without regard to any excess elective deferrals made under the plan or any other plan maintained by an affiliated employer with respect to him. The ADP for a specified group of participants for a plan year shall be the average (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of the ADPs calculated separately for each participant in such group. The ADP of a participant who is eligible to make a salary reduction contribution under the plan (including a participant whose salary reduction contributions are suspended pursuant to Section 3.7) but does not do so, who does not receive an allocation of a supplemental Company contribution that is treated as a salary reduction contribution under Section 3.1.4(iii)(b) or who is not eligible to make a salary reduction contribution because allocations to his account would exceed the dollar limitation or the compensation limitation in Section 3.6.1 shall be zero. For purposes of determining the ADP of a highly compensated participant who is a 5 percent owner or one of the 10 most highly compensated employees, the salary reduction contributions, supplemental Company contributions that are treated as salary reduction contributions and statutory compensation of such highly compensated participant shall include the salary reduction contributions, supplemental Company contributions that are treated as salary reduction contributions and statutory compensation for the plan year of family members (as defined in

Section 2.30.3 of the plan). Family members with respect to such highly compensated participants shall be disregarded as separate employees in determining the ADP for both nonhighly compensated participants and highly compensated participants. The determination and treatment of the ADP of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.6     "Adjustment Date" means the following:

         2.6.1 With respect to general accounts, May 31, 1996, and thereafter, each date securities are traded on a national securities exchange, except regularly scheduled holidays of the Trustee.

         2.6.2 With respect to Company stock accounts, September 30, 1996, and thereafter, each regular business day of the Trustee. See Section 2.49 for definition of "year-end adjustment date."

         2.7 "Affiliated Employer" means (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the
Code) with the Company; (iii) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and (iv) any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

         2.8 "Board" means the Board of Directors of the Company, or the Executive Committee of such Board when acting for the Board.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended, and rules and regulations issued thereunder.

         2.10 "Committee" means the administrative committee provided for in Section 10.

         2.11 "Company" means Insteel Industries, Inc., a North Carolina corporation with its principal office at Mount Airy, North Carolina, and any affiliated employer that agrees to become a party to the plan.

         2.12 "Company Discretionary Contributions" means the amounts contributed to the plan by the Company pursuant to the provisions of Section 3.4.

         2.13 "Company Matching Contributions" means the amounts contributed to the plan by the Company pursuant to the Provisions of Section 3.2.

         2.14 "Company Stock" means shares of common stock issued by the Company or any other corporation which is a member of the same controlled group of corporations with the Company (as determined pursuant to Section 409(l)(4) of the Code) (including fractional shares of such stock) which are readily tradable on an established market (as defined in Section 2.37). If there are no shares of common stock which meet the requirements of the preceding sentence, the term "Company stock" means shares of common stock issued by the Company or any other corporation which is a member of the same controlled group of corporations with the Company (as determined pursuant to Section 409(1)(4) of the Code) (including fractional shares of such stock) which have a combination of voting power and dividend rights equal to or in excess of (A) that class of common stock of the Company or of any other such corporation which has the greatest voting power, and (B) that class of common stock of the Company or of any other such corporation which has the greatest dividend rights. Non callable preferred stock shall be treated as "Company stock" if such stock is convertible at any time into stock which constitutes "Company stock" under this Section 2.14 and if such conversion is at a conversion price which (as of the date of acquisition by the plan) is reasonable. Under Regulations prescribed by the Secretary of the Treasury, preferred stock shall be treated as non-callable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

         2.15 "Company Stock Account" means the portion of the account of the participant that is credited or debited with Company stock.

         2.16 "Compensation" means for any participant his basic remuneration during the plan year for personal services actually rendered by the participant in the course of his service with the Company, including overtime pay, production bonuses, commissions and payments under the Company's Salary Continuation Plan, but excluding profit-sharing bonuses, the cost of any group insurance, hospitalization, sick or similar benefits, the cost of benefits under the plan or any other payments or benefits not customarily considered to be basic remuneration, including, without limitation, payments under the Company's Short-Term Disability Plan. For purposes of the plan, the compensation of a participant shall be limited to $200,000 (as adjusted pursuant to Section 415(d) of the Code) (the "annual compensation limitation"). If for any plan year compensation is determined on the basis of a period that contains fewer than 12 calendar months, the annual compensation limitation shall be an amount equal to the annual compensation limitation for the calendar year in which such period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the compensation of a participant for purposes of the annual compensation limitation, the family aggregation rules of Section 2.30.3 of the plan shall apply, except that in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the plan year. If, as a result of the application of such rules the annual compensation limitation is exceeded, then the annual compensation limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this
Section 2.16 prior to the application of the annual compensation limitation or in accordance with any other method permitted by the Internal Revenue Service. In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         2.17 "Contribution percentage" with respect to a participant for a plan year means the ratio (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of: (i) the Company matching contributions made to the trust under the plan on his behalf for the plan year; to (ii) his statutory compensation for that portion of the plan year during which he was a participant. The contribution percentage for a specified group of participants for a plan year shall be the average (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of the contribution percentages calculated separately for each participant in such group. Pursuant to regulations issued by the Secretary of the Treasury, the Committee may elect to take into account salary reduction contributions made on behalf of any participant to any qualified plan maintained by the Company for purposes of determining the contribution percentage of such participant. The contribution percentage for a participant who is eligible to make a salary reduction contribution under the plan but does not do so, and who does not receive an allocation of a supplemental contribution that is treated as a salary reduction contribution under Section 3.1.4(ii)(b), or who does not receive an allocation of a Company contribution because the dollar limitation or the compensation limitation of Section 3.6.1 would be exceeded, shall be zero. Notwithstanding the foregoing, salary reduction contributions distributed to a participant pursuant to the provisions of Section 3.6.2(ii) may not be taken into account for purposes of determining the contribution percentage of such participant. For purposes of determining the contribution percentage of a highly compensated participant who is a 5 percent owner or one of the 10 most highly compensated employees, the Company matching contributions (including salary reduction contributions if taken into account for purposes of determining the contribution percentage) and testing compensation of such highly compensated participant shall include the Company matching contributions (including salary reduction contributions, if applicable) and testing compensation for the plan year of family members (as defined in Section 2.30.3 of the plan). Family members with respect to such highly compensated participants shall be disregarded as separate employees in determining the contribution percentage both for nonhighly compensated participants and for highly compensated participants. The determination and treatment of the contribution percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.18 "Debt" means any borrowing obligation incurred by the Trustee that is not an acquisition loan.

         2.19 "Effective date" of the plan shall be May 1, 1996, except as otherwise provided herein.

         2.20 "Elective deferral" or "elective deferrals" means, with respect to any taxable year of a participant, the sum of:

                 (a) Any contribution under a qualified cash or deferred arrangement (as defined in Section 401(k) of the Code) made by the Company on behalf of the participant at his election in lieu of cash compensation, including a salary reduction contribution under Section
         2.1 of the plan, to the extent not includible in his gross income for the taxable year under Section 402(e)(3) of the Code;

                 (b) Any contribution under a simplified employee pension plan (as defined in Section 408(k) of the Code) made by the Company on behalf of the participant to the extent not includible in his gross income for the taxable year under Section 402(h)(1)(B) of the Code; and

                 (c) Any contribution made by the Company on behalf of the participant to purchase an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement (within the meaning of Section 3121(a)(5)(D) of the Code).

Notwithstanding any provisions of this plan to the contrary, the elective deferrals of any participant for any taxable year of the participant made under this plan, and any other qualified plan maintained by the Company, shall not in the aggregate exceed $7,000 (or such greater amount as may be permitted under Section 402(g)(4), (5) or (8) of the Code). See Section 3.1.1 of the plan permitting distribution of excess elective deferrals.

                 2.21 "Eligible employee" means each employee except the following:

                 (a) An employee included in a unit of employees covered by a collective bargaining unit that has entered into a bona fide collective bargaining agreement with the Company that does not specifically provide for coverage of the employee under the plan, provided that retirement benefits were the subject of good faith bargaining between the Company and employee representatives;

                 (b) An employee who is a nonresident alien and receives no earned income (within the meaning of Section 911 (d)(2) of the Code) from the Company constituting income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

                 (c) An individual who is deemed to be an employee solely by reason of being a leased employee; and

                 (d) An employee who is employed by an affiliated employer which is not a party to the plan.

See Section 2.34 for provisions governing participation in the plan by an eligible employee.

         2.22 "Employee" means, except as otherwise provided herein, an individual in the service of the Company if the relationship between him and the Company is the legal relationship of employer and employee. In determining who is an employee for purposes of the plan, the following provisions shall apply:

         2.22.1 Subject to the provisions of Section 3.6.4(c), all employees of an affiliated employer shall be treated as employees of the Company.

         2.22.2 All leased employees shall be treated as employees of the Company. See Sections 2.21 and 2.34 for provisions governing eligibility of an employee to become a participant in the plan.

         2.23 "Entry date" means June 1, 1996, and thereafter, October 1 and April 1 of each plan year, commencing with October 1, 1996.

         2.24 "ERISA" means the Employee Retirement Income Security Act of 1974 (including amendments of the Code affected thereby), as amended, and rules and regulations issued thereunder.

         2.25 "Excess aggregate contributions" means with respect to any plan year the excess of:

                 (a) The aggregate amount of Company matching contributions (and any elective deferrals taken into account in computing the contribution percentage) actually made to the trust on behalf of highly compensated participants for such plan year; over

                 (b) The maximum amount of such contributions permitted under the limitations described in Section 3.2.

         2.26 "Excess contributions" means with respect to any plan year the excess of:

                 (a) The aggregate amount of salary reduction contributions actually made to the trust on behalf of highly compensated participants for such plan year; over

                 (b) The maximum amount of such contributions permitted under the limitations of Section 3.1.4.

         2.27 "Excess elective deferral" means for any taxable year of a participant the amount of the elective deferral on behalf of a participant for any taxable year of such participant in excess of $7,000 (or such greater amount as may be permitted pursuant to the provisions of Sections 402(g)(4),
(5) and (8) of the Code). Excess elective deferral also shall refer to the specific amount of elective deferrals for the taxable year of the participant which the participant allocates to this plan pursuant to the provisions of
Section 3.1.1.

         2.28 "Financed shares" means shares of Company stock acquired with the proceeds of an acquisition loan.

         2.29 "General account" means the portion of the account of the participant that is credited or debited with cash or assets other than Company stock.

         2.30 "Highly compensated employee" means any employee who during the plan year or the preceding plan year:

                 (i) was at any time a 5 percent owner (as defined in Section 416(i)(1)(B) of the Code);

                 (ii) received statutory compensation from the Company and affiliated employers in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code);

                 (iii) received statutory compensation from the Company and affiliated employers in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was in the top-paid group of employees for such year; or

                 (iv) was at any time an officer and received statutory compensation from the Company and affiliated employers greater than 50 percent of the dollar limitation described in Section 415(b)(1)(A) of the Code for such year. No more than 50 employees (or, if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers. If for any plan year no officer of the Company receives statutory compensation greater than 50 percent of the dollar limitation described in Section 415(b)(1)(A) of the Code in effect for such year, the highest paid officer of the Company for such year shall be treated as a highly compensated employee.

For purposes of this Section 2.30, the following provisions shall apply:

                 2.30.1 An employee not described in subparagraph (ii), (iii) or (iv) above for the preceding plan year (without regard to this Section 2.30.1) shall not be treated as described in subparagraph (ii), (iii) or (iv) in the current plan year unless he is one of the 100 employees paid the greatest statutory compensation during the current plan year.

                 2.30.2 An employee who performs service for the Company at any time during a plan year shall be in the top-paid group of employees for such year if such employee is in the top 20 percent of the employees of the Company ranked on the basis of statutory compensation paid during such year.

                 2.30.3 If any individual is a member of the family of a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees during a plan year, then (i) such individual shall not be considered a separate employee; and (ii) any statutory compensation paid to such individual (and any contribution or benefit on behalf of such employee) shall be treated as if it were paid to or on behalf of the 5 percent owner or highly compensated employee. For purposes of this Section 2.30.3, the term "family" or "family member" means an employee's spouse and lineal ascendants or descendants and the spouse of lineal ascendants or descendants.

                 2.30.4 A former employee shall be treated as a highly compensated employee if he was a highly compensated employee when he separated from service, or at any time after attaining age 55.

                 2.30.5 The term "statutory compensation" means statutory compensation as defined in Section 2.43, but including amounts excludable from the employee's gross income under Section 125, 402(a)(8) (effective January 1, 1993, 402(e)(3)), 402(h) or 403(b) of the Code.

The determination of who is a highly compensated employee, including determination of the number and identity of employees in the top-paid group, the 100 employees paid the greatest statutory compensation and the number of employees treated as officers, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder. The Company for any plan year may elect to identify highly compensated employees based only upon the calendar year ending within the plan year to the extent permitted under Section 414(q) of the Code and the regulations thereunder.

         2.31 "Leased employee" means any individual, other than an employee of the Company or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization"), has performed services for the recipient employer, or the recipient employer and related persons determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (a) such individual is covered by a money purchase pension plan providing (i) a non-integrated employer contribution of at least 10 percent of statutory compensation, as defined in Section 2.43 of the plan, but including amounts excludable from the individual's gross income under Section 125, 402(a)(8) (effective January 1, 1993, 402(e)(3)), 402(h) or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and (b) leased employees do not constitute more than 20 percent of the recipient employer's non-highly compensated work force (as defined in Section 414(n)(5)(c)(ii) of the Code).

         2.32 "Nonhighly compensated participant" means a participant who is neither a highly compensated participant nor a family member of a highly compensated participant within the meaning of Section 2.30.3.

         2.33 "Normal retirement age" of a participant means age 65. The "normal retirement date" of a participant means the first day of the calendar month coincident with or next following attainment of his normal retirement age.

         2.34 "Participant" means with respect to any plan year an eligible employee who has entered the plan and any former employee who has an accrued benefit under the plan which is not wholly forfeitable for the plan year pursuant to Section 6. An eligible employee or former employee on the effective date who was a participant in the predecessor plan immediately preceding the effective date shall enter the plan on the effective date. An eligible employee who has otherwise not entered the plan shall enter the plan on the third entry date following the date such eligible employee first enters service with the Company; provided, that an eligible employee who is in service on June 1, 1996 and is not otherwise a participant may enter the plan as of such date (regardless of the length of his period of service with the Company) solely for purposes of making salary reduction contributions described in Section 3.1. For purposes of applying the foregoing provisions of this Section 2.34, the following special provisions shall apply:

                 (i) An eligible employee who is not in service on the date he is otherwise eligible to enter the plan shall not enter the plan until he reenters service as an eligible employee, whereupon if he reenters service prior to having a one-year period of severance, he shall immediately enter the plan.

                 (ii) An eligible employee who shall have a one-year period of severance prior to entering the plan and shall thereafter reenter service, shall be considered a new employee for purposes of determining the date he enters the plan. A "one-year period of severance" means a 12-consecutive month period beginning on the earlier of: (a) the date on which the employee quits, retires, is discharged or dies; or (b) the first anniversary of the date the employee is absent from service for any other reason.

                 (iii) A participant who terminates service and later reenters service shall reenter the plan as of the date he reenters service as an eligible employee.

                 2.35 "Plan" means the plan as herein set out or as duly amended.

                 2.36 "Plan year" means the 12-month period ending on September 30 of each year.

                 2.37 "Readily tradable on an established market" means a security (which may include Company stock) listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act and readily tradable on either such market.

                 2.38 "Retire" or "retirement" means retirement within the meaning of Section 4.1, 4.2 or 4.3.

                 2.39 "Salary reduction agreement" means a written agreement entered into by a participant pursuant to the provisions of Section
3.1 at the time of the participant's initial enrollment in the plan, and at such later times as shall be required under rules and procedures established from time to time by the Committee.

         2.40 "Salary reduction contributions" means the contributions described in Section 3.1 which are made to the plan by the Company on behalf of a participant who has elected to defer a specified percentage of his compensation.

         2.41 "Service" means employment by the Company as an employee; provided, that unless and to the extent the Company expressly agrees otherwise, service with an employer (other than the Company) prior to such employer becoming an affiliated employer shall be disregarded for all purposes of the plan.

         2.42 "Spouse" or "surviving spouse" means, except as otherwise provided in the plan, the legally married spouse or surviving spouse of a participant; provided, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section 414(p) of the Code.

         2.43 "Statutory compensation" means for any participant the wages, salary and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) by such participant during the plan year for personal services actually rendered by the participant in the course of his service with the Company to the extent that the amounts are includible in gross income (including but not limited to commissions, compensation for services on the basis of a percentage of profits, bonuses, fringe benefits, reimbursements or other expense allowances under a non-accountable plan as described in Regulation Section 1.62-2(c)) and excluding contributions made by the Company to any plan of deferred compensation which are not includible in the participant's gross income for the taxable year in which contributed, contributions made by the Company under a simplified employee pension plan, any distributions from a plan of deferred compensation, amounts realized from the exercise of a non-qualified stock option or from the sale or other disposition of stock acquired under a qualified stock option, amounts realized when restricted stock (or property) held by the participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and any other amount paid by the Company that receives special tax benefits or is excluded under the definition of compensation under
Section 415 of the Code and Treasury Regulation Section 1.415-2(d)(3). For purposes of Section 18, the statutory compensation of a participant shall be limited to the annual compensation limitation set forth in Section 2.15.

         2.44 "Supplemental Company contributions" means a contribution made by the Company pursuant to Section 3.1.4(iii)(b) of the plan.

         2.45 "Suspense account" means the separate account to which financed shares are allocated pending release and allocation to the Company stock accounts of participants, as provided in Sections 7 and 9.

         2.46 "Trust" or "trust fund" means the trust fund held by the Trustee under the plan.

         2.47 "Trustee" means the person appointed by the Company to administer the trust.

         2.48 "Trust agreement" means the agreement between the Company and the Trustee, which shall be a part of the plan.

         2.49 "Year-end adjustment date" means the last day of a plan year (i.e., September 30), or if such day is not an adjustment date, then the adjustment date immediately preceding such day.

         Section 3. Contributions to the Trust and Allocation Thereof:

         3.1     Salary Reduction Contributions:

         3.1.1 Amount of salary reduction contributions; Excess elective deferrals: By entering into a salary reduction agreement with the Company, each participant in service may elect to reduce his compensation by a whole number percentage not less than one percent (1%) and not more than ten percent (10%). The amount of the participant's salary reduction shall be contributed by the Company to the trust for each plan year as a salary reduction contribution in accordance with the provisions of Section 3.1.2. In no event shall the salary reduction contribution made to this plan with respect to a participant for any taxable year of the participant exceed $7,000 (or such greater amount as may be permitted pursuant to the provisions of Sections 402(g)(4), (5) and (8) of the
Code) (the "maximum dollar limit"). In the event of an excess elective deferral (determined by taking into account only the plan and any other qualified plans maintained by an affiliated employer), the Company shall notify the plan administrator in writing on behalf of the participant of such excess elective deferral and the amount thereof shall be adjusted for income and losses allocable thereto and distributed to the participant (a "corrective distribution") no later than the April 15 following the end of the taxable year during which such excess elective deferral was made. The income or loss allocable to an excess elective deferral under the plan for the participant's taxable year of the excess elective deferral shall be determined by multiplying the income or loss allocable to the participant's salary reduction contribution account for such taxable year by a fraction the numerator of which is the excess elective deferral made to the plan for such taxable year and the denominator of which is equal to the balance in the participant's salary reduction contribution account as of the year-end adjustment date for such plan year reduced by the gain allocable to such account for such plan year and increased by the loss allocable to such account for such plan year. Income or loss allocable to an excess elective deferral for the taxable year shall not include income or loss for the period between the end of the taxable year and the date of the corrective distribution. The excess elective deferral which otherwise would be distributed to the participant shall be reduced in accordance with Treasury regulations by the amount of any excess contributions distributed previously to the participant. If the participant is also a participant in (i) another qualified cash or deferred plan (as defined in Section 401(k) of the Code), (ii) a simplified employee pension (as defined in
Section 408(k) of the Code), or (iii) a salary reduction arrangement (within the meaning of Section 3121(a)(5)(D) of the Code) and the elective deferrals made under such other plan or arrangement and this plan in the aggregate exceed the maximum dollar limit for such participant's taxable year, then not later than March 1 following the close of the taxable year during which the excess elective deferral was made, the participant may notify the Committee in writing that all or part of the salary reduction contribution made on his behalf under the plan represents an excess elective deferral for his preceding taxable year and request that his salary reduction contribution under the plan be reduced by a specified amount. The specified amount shall be adjusted for income and loss allocable thereto in the same manner as heretofore provided in this Section
3.1.1. In no event may the participant receive from the plan as a corrective distribution with respect to a plan year an amount in excess of such participant's salary reduction contributions under the plan for the plan year, as adjusted for income and losses allocable thereto. Distributions of excess elective deferrals to participants may be made notwithstanding any other provision of the plan or Code. The amount of any excess elective deferral distributed to the participant pursuant to this Section 3.1.1 shall not be treated as an annual addition for purposes of Section 3.6.

         3.1.2   Time for making salary reduction contributions: Subject to
Section 3.1.3(iv), a participant's salary reduction contributions shall be accumulated through payroll deductions and paid by the Company to the Trustee within 30 days after the date on which such amounts would have been paid to the participant in the absence of his salary reduction election. In any event, all salary reduction contributions with respect to a plan year shall be paid to the Trustee within 30 days after the end of such plan year.

         3.1.3   Administrative rules governing salary reduction agreements:

                 (i) A salary reduction election pursuant to Section 3.1.1 shall be made by the participant by executing and delivering to the Company a salary reduction agreement in accordance with such rules and procedures as are adopted by the Committee from time to time. With respect to an eligible employee who becomes a participant in the plan on June 1, 1996 (under the special provisions of Section 2.34 applicable to salary reduction contributions) and who desires to make salary reduction contributions to the plan beginning as of such date, the salary reduction agreement must be received by the Committee prior to such date and shall become effective as of the beginning of the first full payroll period commencing on or after such date. With respect to an eligible employee who first becomes a participant after the effective date or a participant who does not elect to begin making salary reduction contributions to the plan as of such date, the salary reduction agreement shall become effective at the beginning of the first full payroll period commencing on or after the entry date immediately following the date of receipt by the Committee of such salary reduction agreement. Unless modified or revoked by the participant, such election shall continue in effect until such time as he terminates service with the Company. A new salary reduction agreement with respect to a participant who terminates service and later reenters service and becomes a participant shall become effective at the beginning of the first full payroll period commencing on or after the date such participant reenters the plan.

                 (ii) A participant may unilaterally modify his salary reduction agreement as of the first day of October, January, April or July to increase or decrease the portion of his compensation subject to salary reduction within the percentage limits set forth in Section
         3.1.1. Any such modification shall be made pursuant to such procedures as the Committee shall from time to time direct, and shall become effective at the beginning of the first full payroll period commencing on or after the first day of the calendar quarter next following the date notice of such modification is received by the Committee.

                 (iii) A participant unilaterally may revoke his salary reduction agreement at any time by providing notice to the Committee pursuant to such procedures as the Committee shall from time to time direct. The revocation shall become effective at the beginning of the first full payroll period commencing immediately following the date notice of such revocation is received by the Committee. If a participant revokes his salary reduction agreement, he shall be ineligible to resume making salary reduction contributions until the first full payroll period commencing on or after the first day of the calendar quarter next following the date such revocation became effective.

                 (iv) The Company may amend or revoke a salary reduction agreement with a participant at any time if the Company determines that such amendment or revocation is necessary to ensure that the annual additions (as defined in Section 3.6) to the accounts of a participant do not exceed the annual addition limitations (described in Section 3.6) for such participant or that the requirements of
         Section 3.1.4 are met for such plan year.

                 (v) The Company shall establish a payroll deduction system to assist it in making salary reduction contributions. The Committee from time to time may adopt policies or rules governing the manner in which such contributions may be made so that the plan may be administered conveniently.

         3.1.4   Limitations on salary reduction contributions:

                 (i) Notwithstanding anything to the contrary contained elsewhere in the plan or any salary reduction agreement, all salary reduction agreements entered into by highly compensated participants with respect to any plan year shall be valid only if one of the tests set forth in Section 3.1.4(ii) is satisfied for such plan year.

                 (ii) For each plan year, the ADP for the group of highly compensated participants for the plan year shall bear to the ADP for the group of nonhighly compensated participants for the same year a relationship that satisfies either of the following tests:

                          (a) The ADP for the group of highly compensated participants for the plan year is not more than the ADP for the group of nonhighly compensated participants for the same plan year multiplied by 1.25; or

                          (b) The ADP for the group of highly compensated participants for the plan year is not more than the ADP for the group of nonhighly compensated participants for the same plan year multiplied by 2, and the excess of the ADP for the group of highly compensated participants over the ADP for the group of nonhighly compensated participants is not more than 2 percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe by regulation to prevent the multiple use of this alternative limitation with respect to any highly compensated participant).

For purposes of applying the provisions of this paragraph (ii), the following provisions shall apply:

         1. If 2 or more plans of the Company or an affiliated employer that include cash or deferred arrangements described in Section 401(k) of the Code are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (other than for purposes of the average benefit percentage test), the cash or deferred arrangements included in such plans shall be treated as one arrangement.

         2. If a highly compensated participant is a participant under two or more cash or deferred arrangements (described in Section 401(k) of the Code) of the Company or an affiliated employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the ADP with respect to such highly compensated participant. Notwithstanding the foregoing, the provisions of this subparagraph shall not apply if the plans of which such cash or deferred arrangements are a part may not be aggregated for purposes of Section 410(b) of the Code (other than the average benefit percentage test).

         3. The group of highly compensated participants and the group of nonhighly compensated participants shall include any participant defined as such, regardless of whether he elects to make a salary reduction contribution under the plan.

         4. The Company shall maintain records sufficient to demonstrate satisfaction of the ADP test.

         5. Notwithstanding anything to the contrary in the plan, the determination and treatment of salary reduction contributions and the ADP of any participant shall satisfy Section 1.401(k)-1(b) of the Treasury Regulations and such other requirements as may be prescribed by the Secretary of the Treasury.

         (iii) If at the end of any plan year neither of the tests set forth in Section 3.1.4(ii) is satisfied, the Committee, in its discretion, shall adjust the salary reduction contributions of the highly compensated participants pursuant to (a) or (b) below:

                 (a) On or before the December 15 next following the end of each plan year, but in no event later than the year-end adjustment date following such December 15 (the "distribution date"), the salary reduction contribution for such plan year of each highly compensated participant shall be reduced by his share of the excess contribution for such plan year. Reductions shall be made pursuant to the following procedure: (1) the maximum amount of salary reduction contributions permitted for each highly compensated participant shall be determined by reducing the salary reduction contributions of all highly compensated participants in order of their ADPs, beginning with the highest ADP; and (2) salary reduction contributions made for such year on behalf of a highly compensated participant that exceed the new maximum percentage determined pursuant to clause (1) shall be reduced with respect to each such highly compensated participant until the salary reduction contributions made on behalf of such participant equal the new lower maximum amount. This procedure shall be repeated until the plan satisfies one of the tests set forth in Section 3.1.4(ii). All salary reduction contributions so reduced, adjusted for income and losses allocable thereto, shall be allocated and distributed to the participant no later than the distribution date. The income or loss allocable to the participant's share of the excess contribution for the plan year of such excess contribution shall be determined by multiplying the amount of the income or loss allocable to the participant's salary reduction contributions for such plan year by a fraction the numerator of which is the excess contribution made to the plan for such plan year, and the denominator of which is the balance in the participant's salary reduction contribution account as of the year-end adjustment date for such plan year, reduced by the gain allowable to such account for such plan year and increased by the loss allocable to such account for such plan year. Income or loss allocable to the participant's share of the excess contribution shall not include income or loss for the period between the end of the plan year and the date of distribution. The excess contribution that otherwise would be distributed to the participant shall be reduced in accordance with Treasury Regulations by the amount of any excess elective deferrals previously distributed to the participant. The excess contribution, adjusted for income or losses allocable thereto, of a highly compensated participant whose ADP is determined under the family aggregation rules described in Section 2.30.3 of the plan shall be allocated among the family members in proportion to the elective deferrals of each family member that is combined pursuant to the provisions of Section 2.5 of the plan in order to determine the ADP for the group. The amount of any excess contribution shall be treated as an annual addition for purposes of Section 3.3 for the plan year in which such excess contribution was made. Distributions of excess contributions to participants may be made notwithstanding any other provision of the plan or Code. In no event may the amount of the excess contributions distributed for a plan year with respect to any highly compensated participant exceed the amount of salary reduction contributions made in behalf of the highly compensated participant for such plan year, as adjusted for income and losses allocable thereto.

                 (b) As an alternative method of satisfying one of the tests set forth in Section 3.1.4(ii), within 30 days after the end of the plan year, the Company may make a supplemental Company contribution with respect to such plan year on behalf of nonhighly compensated participants in an amount determined by the Board. Such supplemental Company contribution shall be allocated to the salary reduction contribution accounts of those participants entitled to share in such contribution pursuant to the provisions of Section 3.1.5(ii). On such allocation, the supplemental Company contribution shall be considered a salary reduction contribution subject to all provisions of the plan regarding salary reduction contributions other than Section 4.6. The Company shall pay such supplemental Company contribution with respect to a plan year to the Trustee within 30 days after the end of such plan year. Notwithstanding anything contrary contained in the plan, supplemental Company contributions shall be treated as salary reduction contributions for purposes of the tests set forth in Section 3.1.4(ii) only if the conditions described in Section 1.401(k)-1(b)(5) of the Treasury Regulations are satisfied.

         (iv) If at any time during a plan year the Committee in its discretion determines that neither of the tests set forth in Section 3.1.4(ii) will be met for such plan year, then the Committee in its discretion shall have the unilateral right during the plan year to require prospective reduction of the percentage of the compensation of highly compensated participants that may be subject to salary reduction agreements for part or all of the balance of such year.

3.1.5    Allocation to salary reduction contribution accounts:

         (i) Salary reduction contributions made by the Company shall be allocated as of each adjustment date to the salary reduction contribution account of a participant in the amount that such participant's compensation was reduced pursuant to his salary reduction agreement since the next preceding adjustment date. The salary reduction contribution account of each participant shall be accounted for separately from the participant's other accounts under the plan.

         (ii) If the Company elects to make a supplemental contribution with respect to any plan year, such contribution shall be allocated to the salary reduction contribution account of each nonhighly compensated participant (a) who is an active participant; and (b) with respect to whom the Company made a salary reduction contribution to the trust for such plan year. Such allocation shall be in the proportion that each such participant's compensation bears to the total compensation of all such participants. Supplemental contributions made for a plan year shall be allocated to a participant's salary reduction contribution account as of the year-end adjustment date even though the Trustee may receive the contribution after such year-end adjustment date.

         3.2     Company Matching Contributions:

         3.2.1   Amount and allocation of Company matching contributions:
Subject to the requirements of Section 7.8, for each plan year the Company may make one or more Company matching contributions to the plan on behalf of each participant with respect to whom salary reduction contributions were made to the plan at such times, in such amounts and subject to such conditions as the Board shall from time to time determine. On or before the first day of each plan year, the Company shall determine the amount of Company matching contributions to be made to the plan for a plan year, if any, the time as of which such Company contributions shall be made, and any conditions to be satisfied for such matching contribution to be made. The Company matching contribution may be made in cash or Company stock, or partly in cash and partly in Company stock, except to the extent such contribution is required to be in cash to comply with Section 7.8. The portion of the Company matching contribution made with respect to each participant that is not applied to make principal and interest payments under an acquisition loan shall be allocated to his Company matching contribution account as of the adjustment date on which such contribution is made. If the Company matching contribution consists of cash and Company stock, a separate allocation under this Section 3.2.1 shall be made with respect to such cash and Company stock. Financed shares shall be allocated to the Company stock accounts of participants according to the method provided in Section 7.6 as the financed shares are released from the suspense account in the manner provided in Section 7.6.

         3.2.2 Limitations on Company matching contributions: The following provisions shall apply with respect to Company matching contributions under the plan:

                 (A) Contribution percentage limitation: For each plan year, the contribution percentage for the group of highly compensated participants shall bear to the contribution percentage for the group of nonhighly compensated participants a relationship that satisfies either of the following tests:

                 (i) The contribution percentage for the group of highly compensated participants for the plan year is not more than the. contribution percentage for the group of nonhighly compensated participants for the same plan year multiplied by 1.25; or

                 (ii) The contribution percentage for the group of highly compensated participants for the plan year is not more than the contribution percentage for the group of nonhighly compensated participants for the same plan year multiplied by 2, and the excess of the contribution percentage for the group of highly compensated participants over the contribution percentage for the group of nonhighly compensated participants is not more than 2 percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe by regulations to prevent the multiple use of this alternative limitation with respect to any highly compensated participant).

         (B) For purposes of applying the provisions of this Section 3.2.2, the following provisions shall apply:

                 (i) Pursuant to regulations issued by the Secretary of the Treasury, the Company may elect to take into account elective deferrals under the plan or any other qualified plan it sponsors for purposes of computing the contribution percentages.

                 (ii) If 2 or more plans of the Company or an affiliated employer are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (other than for purposes of the average benefit percentage test), the contribution percentage of each participant under the plan shall be determined as if all such plans were a single plan.

                 (iii) If a highly compensated participant is a participant in 2 or more plans described in Section 401(a) of the Code or cash or deferred arrangements described in Section 401(k) of the Code maintained by the Company or an affiliated employer to which Company matching contributions, nondeductible voluntary contributions or elective deferrals are made on behalf of such highly compensated participant, all such plans and arrangements shall be treated as a single plan for the purpose of determining the contribution percentage of such highly compensated participant. Notwithstanding the foregoing, the provisions of this subparagraph (iii) shall not apply if the plans may not be aggregated for purposes of Section 410(b) of the Code.

                 (iv) The determination of who is a highly compensated participant or a nonhighly compensated participant shall include any employee who is eligible to receive Company matching contributions or, if the Company takes elective deferrals into account, make elective deferrals. In addition, if an employee contribution is required as a condition of participation in the plan, any employee who would be a participant in the plan if he made such a contribution shall be treated as a participant on whose behalf no contributions are made by the Company.

                 (v) The Company shall maintain records sufficient to demonstrate satisfaction of the tests set forth in Section 3.2.2(A) and the amount of elective deferrals, if any, used in such tests.

                 (vi) Notwithstanding anything to the contrary in the plan, the determination and treatment of Company matching contributions and the contribution percentage of any participant shall satisfy Section 1.401(m)-1(b) of the Treasury Regulations and such other requirements as may be prescribed by the Secretary of the Treasury.

         3.2.3 Correction of excess Company matching contributions: If at the end of any plan year neither of the tests set forth in Section 3.2.2 is satisfied, the Committee, in its discretion, shall adjust the Company matching contributions of the highly compensated participants on or before the December 15 next following the end of each plan year, but in no event later than the year-end adjustment date following such December 15 (the "distribution date"). The Company matching contribution of each highly compensated participant shall be reduced by his share of the excess aggregate contributions for such plan year. Reductions shall be made pursuant to the following procedure: (a) the maximum amount of Company matching contributions permitted for each highly compensated participant shall be determined by reducing the Company matching contributions of all highly compensated participants in order of their contribution percentages, beginning with the highest of such percentages; and
(b) Company matching contributions made for such year on behalf of a highly compensated participant that exceed the new maximum amount determined pursuant to clause (a) shall be reduced with respect to each such highly compensated participant until the Company matching contributions made on behalf of such participant equal the new maximum amount. This procedure shall be repeated until one of the tests set forth in Section 3.2.2(A) is satisfied. All Company matching contributions so reduced, adjusted for income and losses allocable thereto, shall be designated by the Company as excess aggregate contributions and shall be forfeited if otherwise forfeitable, or if not forfeitable, distributed to the participant no later than the distribution date. The income or loss allocable to the participant's share of the excess aggregate contributions for the plan year of such excess aggregate contributions shall be determined by multiplying the amount of the income or loss allocable to the participant's Company matching contributions for such plan year and any elective deferrals treated as Company matching contributions for such plan year by a fraction the numerator of which is the excess aggregate contributions of the participant for such plan year, and the denominator of which is the balance in the participant's Company matching contribution account and any elective deferrals treated as Company matching contributions as of the year-end adjustment date for such plan year reduced by the gain allocable to such account for such plan year and increased by the loss allocable to such account for such plan year. The income or loss allocable to the participant's share of the excess aggregate contributions for the plan year shall not include income or loss for the period between the end of the plan year and the date of distribution. The excess aggregate contribution, adjusted for income or losses allocable thereto, of a highly compensated participant whose contribution percentage is determined under the family aggregation rules described in Section 2.30.3 of the plan shall be allocated among the family members in proportion to the Company matching contributions and any elective deferrals treated as matching contributions of each family member that are combined pursuant to the provisions of Section 2.17 of the plan in order to determine the contribution percentage for the group. Income or loss allocable to the participant's share of the excess aggregate contribution shall not include income or loss for the period between the end of the plan year and the date of distribution. Forfeitures of excess aggregate contributions shall reduce the amount of Company matching contributions which the Company otherwise is obligated to make pursuant to this Section 3.2. Distributions to participants of excess aggregate contributions may be made notwithstanding any other provision of the plan or Code. The amount of any excess aggregate contribution shall be treated as an annual addition for purposes of Section 3.6 for the plan year in which such excess aggregate contribution was made.

         3.2.4 Forfeiture of Company matching contributions: Notwithstanding anything to the contrary in the plan, if all or part of a participant's salary reduction contribution is treated as an excess contribution, an excess elective deferral or an excess aggregate contribution, the Company matching contribution made with respect to such salary reduction contribution, adjusted for income and losses allocable thereto and which is not distributed or forfeited in order to enable the plan to comply with one of the tests set forth in Section 3.2.2(A), shall be forfeited by the participant on or before the December 15 next following the end of the plan year for which the Company matching contribution was made (the "forfeiture date"). The income or loss allocable to the forfeited Company matching contribution for the plan year of such Company matching contribution shall be determined by multiplying the amount of the income or loss allocable to the participant's Company matching contributions for such plan year by a fraction the numerator of which is the forfeited matching contribution for such plan year, and the denominator of which is equal to the sum of: (i) the balance in the participant's Company matching contribution account as of the beginning of such plan year; and (ii) the Company matching contributions made on behalf of the participant for such plan year. Forfeitures of matching contributions (including income and losses allocable thereto) shall be applied in the current or next succeeding plan year to reduce the amount of the Company matching contribution which the Company is otherwise obligated to make pursuant to this Section 3.2.

         3.3 Multiple Use: If multiple use of the alternative limitation (as defined in Section 1.401(m)-2 of the Treasury Regulation) exists with respect to any plan year, the Committee shall reduce the contribution percentage of each highly compensated participant, by applying the leveling method described in Section 3.2.3 of the plan. In the alternative, the Committee may correct multiple use by making supplemental Company contributions to the plan in accordance with Sections 3.1.4(iii)(b) and 3.1.5(ii) or by using any other method permitted by the Secretary of the Treasury.

         3.4 Company discretionary Contributions: Subject to the requirements of Section 7.8, the Company may contribute to the trust for each plan year such amount as the Board shall determine in its discretion. The Company discretionary contribution may be made in cash or Company stock, or partly in cash and partly in Company stock, except to the extent such contribution is required to be in cash to comply with Section 7.8. Company discretionary contributions for a plan year may be paid during the plan year or following the plan year on a date not later than the due date for filing the Company's federal income tax return, including any extension of such due date.

         3.5 Allocation of Company discretionary contributions: The portion of the Company discretionary contribution for a plan year that is not applied to make principal and interest payments under an acquisition loan (the "balance of the Company contribution") shall be allocated to active participants pursuant to this Section 3.5. Subject to the provisions of Sections 3.6 and 18, as of each year-end adjustment date the Company discretionary contribution account of each active participant shall be credited with that proportion of the balance of the Company contribution for the plan year ending on the year-end adjustment date as the amount of his compensation with respect to such plan year bears to the total of the compensation of all active participants with respect to such plan year. If the balance of the Company contribution consists of cash and Company stock, a separate allocation under this Section
3.5 shall be made with respect to such cash and Company stock. Financed shares shall be allocated to the Company stock accounts of participants according to the method provided in Section 7.6 as the financed shares are released from the suspense account in the manner provided in Section 7.6.

    3.6 Limitations on allocations: In administering the plan, the following provisions shall apply:

         3.6.1 Subject to the provisions of Sections 3.6.3, 3.6.4, 3.6.5 and 3.6.6, in no event shall the sum of the annual additions (as defined in Section 3.6.4) to the accounts of a participant for any limitation year (as defined in
Section 3.6.4) beginning on or after January 1, 1987 under this plan and any other defined contribution plan (as defined in Section 3.6.4) of the Company exceed in the aggregate the lesser of: (a) $30,000 (or, if greater, 25 percent of the defined benefit dollar limitation described in Section 415(b)(1)(A) of the Code), referred to herein as the "dollar limitation," or (b) 25 percent of such participant's statutory compensation received during the limitation year, referred to herein as the "statutory compensation limitation." The amount of the dollar limitation shall be adjusted in accordance with the Code to reflect increases in the cost of living. If the limitations provided in this Section
3.6.1 would be exceeded for any limitation year with respect to any participant, any required reduction in the annual addition to his account under this plan shall be made as provided in Section 3.6.2.

         3.6.2 If, as a result of the allocation of forfeitures, an error in estimating a participant's statutory compensation, or other limited facts and circumstances, the dollar limitation or the statutory compensation limitation set forth in Section 3.6.1 would be exceeded for any limitation year, such excess with respect to a participant for such limitation year shall be disposed of in the following order:

                 (i) Any salary reduction contributions to the extent of such excess shall be returned to the participant; provided, that in no event shall salary reduction contributions be distributed pursuant to this paragraph (i) to a participant who is a highly compensated employee. Any excess with respect to such a participant shall be disposed of in the manner described in paragraph (ii) of this Section 3.6.2.

                 (ii) If further reductions are necessary, then such participant's share of the Company contribution (other than salary reduction contributions) for the limitation year shall be reduced to the extent of such remaining excess; provided, that any such reduction shall be made first to such participant's share of the Company contribution made in cash and then to such participant's share of the Company contribution made in Company stock. The amount of the reduction shall be reallocated among the remaining participants in the ratio that each such participant's statutory compensation during the limitation year in question bears to the aggregate statutory compensation of all such participants during such limitation year and before any salary reduction contributions or Company contributions for such limitation year are allocated. If all of the amount of such reduction with respect to the participant and the amount of any reduction with respect to any other participant cannot be reallocated without causing the account of each other participant to exceed the dollar limitation or the statutory compensation limitation, then such amount shall be credited to a separate account, designated as the "limitation account."

                 (iii) The limitation account shall contain the excess amounts of Company contributions from all limitation years. Such excess amounts shall be allocated for each succeeding limitation year among the accounts of participants in the ratio that each such participant's statutory compensation for the limitation year in question bears to the aggregate statutory compensation of all such participants during such limitation year and before any nondeductible employee contributions or Company contributions for such year are allocated. The limitation account shall not share in the valuation of the accounts and the allocation of earnings. Any earnings attributable to the limitation account shall be treated as earnings of the trust and allocated to the accounts as provided in Section 9. The limitation account shall be adjusted annually for additions thereto and distributions therefrom. if the plan is terminated, any balance in the limitation account shall be returned to the Company.

         3.6.3 If at any time a participant is a participant in the plan and in a defined benefit plan (as defined in Section 3.6.4) of the Company, in no event shall the sum of the defined benefit fraction (as defined in this Section 3.6.3) and the defined contribution fraction (as defined in this Section 3.6.3) for any limitation year exceed 1.O. For purposes of this Section 3.6.3, and except as otherwise provided in this Section 3.6, the "defined benefit fraction" for any limitation year of a defined benefit plan shall be a fraction the numerator of which is the projected annual benefit of the participant under the defined benefit plan (as determined as of the close of such limitation year), and the denominator of which is the lesser of (i) the product of 1.25 and the dollar limitation in effect for defined benefit plans for such limitation year (referred to herein as the "defined benefit dollar limitation"), and (ii) the product of 1.4 and 100 percent of the participant's average annual statutory compensation for the period of 3 consecutive calendar years (or the actual number of consecutive years of employment with the Company if the participant was employed by the Company for less than 3 consecutive years) which will produce the highest average (referred to herein as the "defined benefit statutory compensation limitation"). The "defined contribution fraction" for any limitation year of the plan shall be a fraction the numerator of which is the sum of the annual additions to the participant's accounts under the plan and all other defined contribution plans maintained by the Company through the close of such limitation year, and the denominator of which is the sum of the lesser of (A) or (B) for such limitation year and for each prior limitation year during which the participant was an employee of the Company (regardless of whether a plan was in existence during those years), where (A) is the product of 1.25 and the dollar limitation in effect for such limitation year (determined without regard to Section 415(c)(6) of the Code), and (B) is the product of 1.4 and the statutory compensation limitation for the limitation year. If the limitation provided in this Section 3.6.3 would be exceeded for any limitation year, the reduction in the sum of the defined benefit fraction and the defined contribution fraction necessary to comply with the limitation shall be made in the defined contribution fraction and any reductions in the annual addition to the account of any participant shall be made in accordance with Sections 3.6.1 and 3.6.2.

         3.6.4 For the purpose of applying the rules of this Section 3.6, the following provisions shall apply: (a) all defined benefit plans of the Company shall be considered as a single plan, and all defined contribution plans of the Company shall be considered as a single plan; (b) "defined contribution plan" means a plan, including this plan, which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and any income, expenses, gains and losses, and forfeitures of accounts of other participants that are allocated to such participant's account; and "defined benefit plan' means any plan that is not a defined contribution plan; provided, that only plans described in Section 415(k)(1) of the Code shall be included within the definition of a defined contribution plan or a defined benefit plan, as the case may be; (c) any affiliated employer shall be considered to be the Company; provided, that for purposes of this Section 3.6, the determination of the members of a controlled group of employers and employers under common control pursuant to Sections 414(b) and (c) of the Code shall be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" where it appears in such Code sections; (d) "projected annual benefit" shall mean the annual normal retirement benefit payable in the form of a straight life annuity (with no ancillary benefits) to which a participant would be entitled under the terms of the defined benefit plan if the following factors are assumed: (i) the participant will continue employment with the Company until he reaches social security retirement age (or until his then current age, if he has previously reached social security retirement age); (ii) the participant's compensation for the limitation year will remain the same until the date the participant attains social security retirement age; and (iii) all other relevant factors used to determine benefits under the defined benefit plan for the limitation year will remain constant for all future limitation years; (e) the "limitation year" shall be the plan year; (f) "annual addition" with respect to any limitation year means the sum of the following items allocated on behalf of a participant: (i) Company contributions, including such contributions used to repay an acquisition loan; (ii) all forfeitures; (iii) nondeductible employee contributions (nondeductible employee contributions shall be considered made with respect to a particular plan year if such contributions actually are made by the participant during such plan year or within 30 days after the close of such plan year); (iv) amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l) of the Code, which, for any plan year beginning on or after such date, is part of a pension or annuity plan maintained by the Company; (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company; provided, that the following are not "annual additions": (1) transfers of funds from one qualified plan to another; (2) rollover contributions (as defined in Sections 402(a)(5) (effective January 1, 1993, 402 (c), 403(a)(4), 408(d)(3) and 403(b)(8) of the
Code); (3) repayments of loans made to a participant from the plan; (4) repayments of distributions received by an employee pursuant to Section 411(a)(7)(B) of the Code; (5) repayments of distributions received by an employee pursuant to Section 411(a)(3)(D) of the Code (mandatory contributions); (6) employee contributions to a simplified employee pension allowed as a deduction under Section 219(a) of the Code; and (7) deductible employee contributions to a qualified plan; and (g) notwithstanding anything in this Section 3.6 to the contrary, the limitations, adjustments and other requirements prescribed in this Section 3.6 shall at all times comply with
Section 415 of the Code and the regulations thereunder.

         3.6.5 If, for any limitation year, no more than one-third of the Company contribution that is deductible as a principal or interest payment on an acquisition loan pursuant to the provisions of Section 404(a)(9) of the Code is allocated to the accounts of highly compensated employees, then the annual addition for such limitation year shall not include Company contributions that are deductible under Section 404(a)(9)(B) of the Code as interest payments on an acquisition loan and charged against the participant's account.

         3.7 General Limitations: In no event shall the Company contribute an amount (including salary reduction contributions, Company matching contributions and Company discretionary contributions) for any limitation year (as defined in Section 3.6) which would cause the annual addition limitations in Section 3.6 to be exceeded. Each contribution to the plan by the Company is conditioned on being deductible under Section 404 of the Code for the plan year for which such contribution is made. The initial contribution to the plan is conditioned on the plan being qualified under Section 401(a) of the Code.

         Section 4. Retirement, Termination of Service:

         4.1 Normal retirement: A participant in service may retire from service at his normal retirement date. Subject to an election made pursuant to
Section 5.1.1, the value of the participant's vested accrued benefit shall be determined as of the adjustment date coincident with or next following the participant's normal retirement date and shall be paid to the participant at such time and in such manner as provided in Section 5.

         4.2 Delayed retirement: If a participant remains in service following his normal retirement date, his delayed retirement date shall be the date he actually terminates service for reasons other than death. Subject to an election made pursuant to Section 5.1.1 and the provisions of Section 5.1.2, the value of the participant's vested accrued benefit shall be determined as of the adjustment date coincident with or next following the date the participant terminates service and shall be paid to the participant at such time and in such manner as provided in Section 5.

         4.3 Disability retirement: If a participant in service suffers disability, he shall retire as of the date of establishment of his disability (the "disability retirement date"). Subject to an election made pursuant to
Section 5.1.1 and the provisions of Section 5.3.4, the value of the disabled participant's vested accrued benefit shall be determined as of the adjustment date coincident with or next following the disability retirement date and shall be paid to the participant at such time and in such manner as provided in
Section 5. For purposes of the plan, "disability" means the inability, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued or indefinite duration, of the participant to perform his regular duties with the Company or any other duties which the Company is willing to assign him. The determination of the existence or nonexistence of disability shall be made by the Committee in a nondiscriminatory manner pursuant to an examination by a medical doctor selected or approved by the Committee. The determination of the Committee shall be binding and conclusive upon the Company, the participant and all other interested persons.

         4.4 Death: If a participant dies, his vested accrued benefit shall be paid to his beneficiary pursuant to the provisions of Section 5.2.

         4.5     Termination of service:

         4.5.1 If a participant who is not eligible to retire shall not be in service as of any adjustment date, his vested accrued benefit shall be determined pursuant to Section 6 as of such adjustment date. Except as otherwise provided in

Sections 4.5.2, 4.5.3 and 5, such vested accrued benefit shall be held under the plan for future payment until the earlier of his normal retirement date or the date of his death, whereupon it shall be paid to him or his beneficiary, as the case may be, in the same manner as if he were an active participant at the time of his normal retirement date or death. The amount of his vested accrued benefit which shall be held for him under this Section 4.5.1 shall be set aside in a special account (his "deferred payment account") in which such participant shall remain fully vested at all times. The deferred payment account shall be adjusted as of each adjustment date as provided in Section 9 and shall be included in his vested accrued benefit for purposes of distribution from the plan.

         4.5.2 Notwithstanding the provisions of Section 4.5.1, if the vested accrued benefit of the participant does not exceed $3,500 as of the adjustment date next following the date he terminates service (the "termination adjustment date") and has never exceeded $3,500 as of the date of any prior distribution from the plan, his vested accrued benefit as of the termination adjustment date shall be paid to him as soon as practicable following such adjustment date.

         4.5.3 Notwithstanding the provisions of Section 4.5.1, and subject to the provisions of Section 5, a participant who does not receive a distribution of his vested accrued benefit pursuant to Section 4.5.2, may elect to receive his vested accrued benefit as of the termination adjustment date. The plan administrator shall notify the participant of his rights under this Section
4.5.3 no less than 30 days and no more than 90 days prior to the termination adjustment date. Such notification shall include a general description of the participant's right to elect to receive his vested accrued benefit as of the termination adjustment date and the options available to the participant with respect to the form of payment of his vested accrued benefit. Such election shall be submitted in writing to the Committee within the 90 day period ending on the termination adjustment date, or, if later, on or before the 30th day after the participant receives notice of his rights under this Section 4.5.3. Such election shall be irrevocable on such date, except that such election shall be disregarded if such participant shall be in service on the date payment of such benefit is to be made. The manner of payment of the vested accrued benefit shall be determined under Section 5.1, treating for this purpose the termination adjustment date as if it were the normal retirement date of the participant.

         4.5.4 If a participant becomes entitled to receive a distribution of his vested accrued benefit pursuant to Sections 4.5.2 or 4.5.3, see Section 19 for special rules that allow the participant to elect to have such distribution transferred directly by the Trustee to the trustee or custodian of an eligible retirement plan (as defined in Section 19.1.2). If a distribution is made pursuant to Sections 4.5.2 or 4.5.3 to a participant before he attains age 55, such participant shall be advised by the plan administrator that an additional income tax may be imposed in an amount equal to 10 percent of the portion of the amount so received which is included in his gross income for such taxable year.

         4.5.5 If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that (i) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the participant, after receiving the notice, affirmatively elects a distribution.

         4.6     Pretermination distributions:

         4.6.1 Hardship distributions: A participant may file a written request with the Committee for a distribution from his salary reduction contribution account because of hardship. A distribution will be on account of hardship only if the distribution is on account of an immediate and heavy financial need of the participant and is necessary to satisfy such financial need. The request must specify the nature of the hardship, the total amount requested, and the total amount of the actual expense incurred or to be incurred on account of the hardship. Subject to the provisions of this Section 4.6, the Committee in its discretion shall determine whether a hardship constitutes an immediate and heavy financial need, and its decision to grant or deny a hardship distribution shall be final. If the Committee determines that a hardship exists, the Committee shall direct the Trustee to make a distribution to the participant in cash from his salary reduction contribution account of the amount approved by the Committee. The amount available for such distribution shall be determined as of the adjustment date coincident with or next preceding receipt by the Trustee of such direction from the Committee and shall not exceed the amount in the participant's salary reduction contribution account as of such adjustment date (reduced by any previous hardship distribution not reflected as of such adjustment date), excluding income credited to such account and supplemental Company contributions credited to such account. A distribution will be deemed to be on account of an immediate and heavy financial need of the participant if the distribution is for:

                 (i) Expenses for medical care described in Section 213(d) of the Code previously incurred by the participant, the participant's spouse or any dependent of the participant (as defined in Section 152 of the Code), or expenses necessary for such persons to obtain such medical care;

                 (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the participant;

                 (iii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the participant, the participant's spouse or any dependent of the participant; or

                 (iv) The need to prevent eviction of the participant from his principal residence, or foreclosure on the mortgage of the participant's principal residence.

A hardship distribution shall not be made in excess of the amount of the immediate and heavy financial need of the participant. The amount of the immediate and heavy financial need of the participant may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the receipt of the hardship distribution. The following special provisions shall apply to all hardship distributions:

                 (a) No hardship distribution shall be made until the participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all tax-qualified retirement plans of the Company;

                 (b) The participant's salary reduction contributions under the plan and, except as otherwise provided in Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4), all other qualified and nonqualified plans of deferred compensation maintained by the Company, shall be suspended for a period of 12 months following receipt of the hardship distribution. Any election to resume salary reduction contributions must be made in writing and delivered to the Committee at least 10 days prior to the date as of which the participant wishes salary reduction contributions to resume; and

                 (c) The participant may not make salary reduction contributions for his taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year, reduced by the amount of his salary reduction contributions for the taxable year of the hardship distribution.

                 (d) Any distribution made pursuant to this Section 4.6 shall be withdrawn from the participant's fund accounts (as defined in Section 7.1.1) with respect to his salary reduction contribution account on a pro-rata basis.

If a participant's termination of service occurs after a request for a hardship distribution is approved in accordance with the provisions of this Section
4.6.1 but prior to distribution, such approval shall be void, and the accrued benefit of such participant shall be payable hereunder as if such approval had not been made. The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of hardship distribution requests, including, but not limited to, establishing limits on the maximum number of hardship distributions that may be requested by the plan participants during a plan year.

         4.6.2 Distributions after age 59 1/2: By written request to the Committee, a participant who has attained age 59 1/2 may withdraw from his salary reduction contribution account an amount not in excess of the balance of such account determined as of the adjustment date coincident with or next preceding the date of such withdrawal. The minimum amount of withdrawal under this Section 4.6.2 shall be the lesser of: (i) $500, or (ii) the balance in the participant's salary reduction contribution account.

         Section 5. Payment of Benefits:

         5.1 Payment of benefit for reasons other than death: As of the close of business of the plan on the adjustment date coincident with or next following the date a participant retires, or as of such later adjustment date as the participant elects pursuant to Section 5.1.1, his vested accrued benefit, determined as of such adjustment date, shall be paid to him in a lump sum. The following provisions shall apply for purposes of this Section 5.1.

                 5.1.1 Unless a participant files an election pursuant to this Section 5.1.1 to defer the payment of his vested accrued benefit, such payment must be made within 60 days following the later of the year-end adjustment date for the plan year in which the participant:
         (i) attains normal retirement age, or (ii) retires or otherwise terminates service. In the event that, within the applicable 60-day period, the amount of the payment to be made cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payment retroactive to the close of such 60-day period shall be made within 60 days after the amount has been determined or the recipient located, whichever applies. Subject to the provisions of Section 5.1.2, prior to the year-end adjustment date as of which payment of a participant's vested accrued benefit is to be made, the participant may elect to defer payment thereof to a subsequent adjustment date, including an adjustment date following the later of (i) or (ii) above. Such election shall be filed in writing with the Committee prior to the year-end adjustment date as of which payment of his vested accrued benefit otherwise would be made. Such election may be revoked or changed as of any adjustment date between the date filed and the adjustment date to which payment is deferred by filing a written revocation or change with the Committee prior to the adjustment date as of which the revocation or change is to be effective.

                 5.1.2 A participant's vested accrued benefit must be distributed or begin to be distributed no later than April 1 of the calendar year following the year in which the participant has attained age 70 1/2. Unless a participant who has attained age 70 1/2 files an election pursuant to this Section 5.1.2 for his vested accrued benefit to be distributed to him in a single lump sum payment, the amount distributed to such participant with respect to any calendar year (including the calendar year in which the participant attains age 70 1/2) shall be equal to the minimum distribution amount for such calendar year. The "minimum distribution amount" and the time and manner of such distribution shall be determined pursuant to
         Section 401(a)(9) of the Code, and the Treasury Regulations (including Proposed Treasury Regulations) issued thereunder, which are incorporated herein by reference. Notwithstanding the foregoing, a participant who has attained age 70 1/2 may elect at any time to receive his vested accrued benefit in a lump sum payment. Such election shall specify the date as of which payment of his vested accrued benefit is to be made (the "lump sum payment date"). Such election shall be filed in writing with the Committee no later than 30 days prior to the lump sum payment date. Following such lump sum distribution, the participant shall be paid the amount of any subsequent allocation to his account as soon as practicable following the close of the plan year in which occurs the lump sum payment date.

         5.2 Payment of death benefit: On the death of a participant, the following provisions shall apply:

         5.2.1 If the participant dies before distribution of his vested accrued benefit is made, his entire vested accrued benefit (determined after applying Section 6) shall be distributed to his beneficiary in a lump sum as of the adjustment date coincident with or next following the participant's date of death.

         5.2.2 A participant's beneficiary shall be his surviving spouse, if any; provided, that if he has no surviving spouse or files a qualified election (as defined in this Section 5.2.2) with the Committee, the participant may designate another beneficiary (which may include more than one person, natural or otherwise, and more than one contingent beneficiary). A "qualified election" means a beneficiary designation by the participant on a form provided by the Committee, which contains a consent and acknowledgment of the effect of such consent executed by the participant's spouse and witnessed by a representative of the Committee or a notary public. Consent of the spouse shall not be required if the spouse cannot be located or other circumstances exist which excuse obtaining spousal consent under applicable law or regulation. A participant's qualified election may be revoked at any time by action of the participant alone, in which case the participant's spouse shall be the beneficiary. Any other change in beneficiary must be made pursuant to a new qualified election. If a participant fails to designate a beneficiary (other than his surviving spouse), the death benefit shall be payable to the participant's estate. If a beneficiary is entitled to receive a payment from the trust Fund and dies before receiving the payment due him, the payment shall be made to the contingent beneficiary, or, if there is no contingent beneficiary, to the estate of the beneficiary. Any beneficiary may disclaim part or all of any benefit to which he is entitled by filing a written disclaimer with the Committee at least 10 days before payment of such benefit is to commence, in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable as if the beneficiary who filed the disclaimer had died on the date of such filing.

         5.3 Distribution requirements and definitions: All distributions under Section 5 shall be determined and made in accordance with Section 401(a)(9) and 409(o) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Treasury Regulations, which are incorporated herein by reference. The following provisions shall apply for purposes of the distribution requirements:

                 5.3.1 Notwithstanding any other provision of the plan, if the vested accrued benefit of a participant does not exceed $3,500 as of the adjustment date coincident with or next following his date of retirement, then his vested accrued benefit shall be paid to him in a lump sum as of such adjustment date without regard to any election made by the participant or any consent of the participant.

                 5.3.2 If the vested accrued benefit of any individual is being held in the trust for future payment to him, his account shall continue to be adjusted as of each adjustment date as provided in
         Section 9.

                 5.3.3 All rights and benefits, including elections, provided to a participant shall be subject to the rights afforded to an "alternate payee" under a "qualified domestic relations order" as those terms are defined in Section 414(p) of the Code.

                 5.3.4 Subject to the provisions of Section 14.1, any distribution to a participant who has a vested accrued benefit which exceeds $3,500, or has ever exceeded $3,500 as of the date of any prior distribution from the plan, shall require the participant's consent if such distribution is to be made prior to the participant's attainment of normal retirement age.

                 5.3.5 If a participant or his surviving spouse becomes entitled to receive a distribution pursuant to the provisions of this
         Section 5, see Section 19 for special rules that allow the participant or his surviving spouse, as the case may be, to elect to have such distribution transferred directly by the Trustee to the trustee or custodian of an eligible retirement plan (as defined in Section 19.1.2).

         5.4 Medium of payment; Put option; Right of first refusal; Valuation of Company stock: All payments under the plan to a participant or his beneficiary, the donees of either, or a person (including an estate or its distributees) to whom the Company stock passed on account of death of the participant or beneficiary (the "recipient") shall be subject to the following requirements:

         5.4.1 Medium of payment: All payments under the plan shall be made in cash unless a participant or beneficiary elects payment in Company stock or partly in cash and partly in Company stock. Any election to receive payments in the form of Company stock may be made only by the participant or beneficiary in writing on a form provided by the Committee on or before the year-end adjustment date as of which payments are to be made to the recipient. An election shall be revocable in writing at any time up to such year-end adjustment date, at which time such election shall be irrevocable. The number of shares of Company stock, if any, and the amount of cash, if any, distributable to any recipient shall be determined as of such year-end adjustment date. Any portion of a payment that would be represented by a fractional share shall be paid in cash irrespective of an election to receive payment in the form of Company stock. Notwithstanding anything in this Section
5.4.1 to the contrary, the right of a participant or beneficiary to elect payment in Company stock shall not apply to that portion of the participant's account that he previously elected to reinvest as provided in Section 9.8.

         5.4.2 Put option: If Company stock is not readily tradable on an established market or is subject to a trading limitation when distributed, all Company stock distributed pursuant to Sections 4 and 5 shall be subject to a "put" option, which is exercisable by the recipient. The put option shall provide that the recipient may sell all or any part of such Company stock to the Company on any regular business day within one of two option periods. The first option period shall be the 60-day period next following the date distribution of such shares is made to the recipient. The second option period, which shall apply if the put option is not exercised in the first option period, shall be the 60-day period next following the year-end adjustment date for the plan year in which distribution of such Company stock occurred. Such put option shall be exercised by tendering the Company stock for sale to the Company within the applicable option period in accordance with procedures established by the Committee. The sales price for such Company stock shall be the fair market value thereof determined pursuant to Section
5.4.4. Notwithstanding the foregoing provisions of this Section 5.4.2, the following provisions shall apply:

                 (i) At the request of the Committee and with the consent of the Company, the trust may assume the obligation of the Company to purchase Company stock pursuant to the exercise of any put option.

                 (ii) The sales price for Company stock sold to the trust or Company shall be paid in a lump sum within 30 days after exercise of the put option; provided, that if the accrued benefit of a participant is distributed as part of a total distribution (as defined in Section 409(h)(5) of the Code), such sales price, at the option of the party repurchasing the Company stock, may be paid in equal (or substantially equal) monthly, quarterly or annual installments for a period beginning not later than 30 days after the exercise of the put option and not exceeding 5 years. Any deferred portion of the sales price shall bear a reasonable rate of interest and be adequately secured.

                 (iii) Either option period shall be extended by any time within such option period during which a recipient is unable to exercise the put option because the Company is prohibited by applicable federal or state law from fulfilling its obligations hereunder.

                 (iv) If Company stock that is readily tradable on an established market without restrictions when distributed ceases to be readily tradable after distribution and within the applicable option period, the Company stock shall be subject to the put option for the remainder of the applicable option period. The Company must notify the recipient of such Company stock in writing on or before the 10th day after the date Company stock ceases to be readily tradable on an established market. The number of days between the 10th day and the date on which notice actually is given, if later than the 10th day, shall be added to the duration of the applicable option period. The notice shall inform the recipient of the terms of the put option.

For purposes of this Section 5.4.2, the term "trading limitation" refers to a restriction on a security under any federal or state securities law, any regulation thereunder, or an agreement (other than a right of first refusal described in Section 5.4.3) affecting the security which would make the security not as readily tradable as a security not subject to such restriction.

         5.4.3 Right of first refusal: If any recipient shall desire to sell, transfer (by gift or otherwise), encumber or otherwise dispose of any Company stock during his lifetime, and the Company stock is not then readily tradable on an established market, the recipient shall first offer in writing to the Committee to sell all of such stock to the trust. The Committee shall communicate such offer to the Trustee and the Company. If the Committee desires for the trust to purchase all or a part of such stock, it shall direct the Trustee to carry out such purchase for the trust. If the trust does not purchase all of such stock within 14 days after receipt of such offer, the Company may purchase all or a part of such stock not so purchased within such 14-day period. If the Company does not purchase all of the stock within such time period, the stock not so purchased may be sold, transferred, encumbered or otherwise disposed of free from the restrictions of this Section 5.4.3 for 30 days following the close of the 14-day period. After the close of such 30-day period, the restrictions of this Section 5.4.3 again shall apply to any of the Company stock not so sold, transferred, encumbered or otherwise disposed of.
If any Company stock is encumbered or otherwise disposed of for a temporary period, and the recipient of such stock under the plan receives all or a portion of such stock back at or after the close of such temporary period, such stock again shall be subject to the restrictions of this Section 5.4.3. The purchase price of each share of Company stock purchased hereunder shall be the fair market value thereof as determined by the Committee pursuant to Section 5.4.4 but in no event less than the amount of any good faith (as determined by the Committee) and then outstanding offer received by the recipient desiring to dispose of the stock (other than an offer made by the Company or the Trustee). The purchase price of any Company stock purchased in accordance with this Section 5.4.3 shall be paid in full in cash at the time of the closing. The closing shall take place at such time and place agreed upon between the Committee and the recipient, but not later than 10 days after the Company or the Trustee notify such recipient of the exercise of the right of first refusal. At the closing, the recipient shall deliver certificates representing the offered Company stock duly endorsed in blank for transfer, or with stock powers duly executed in blank with all required transfer tax stamps attached or provided for, and the Company or the Trustee shall deliver the purchase price. Shares of Company stock which are readily tradeable on an established market at the time the right of first refusal may be exercised by the Company and the Trustee shall not be subject to the provisions of this
Section 5.4.3.

         5.4.4   Valuation of Company stock: Subject to the provisions of
Section 5.4.3, all purchases of Company stock by the trust shall be made at a price not in excess of fair market value. All sales of Company stock by the trust shall be made at a price not less than fair market value. Any sale of Company stock to a disqualified person (as defined in Section 4975(e)(2) of the Code) or a party-in-interest (as defined in Section 3(14) of ERISA) shall conform to the requirements of Section 408(e) of ERISA. For all purposes of the plan, the fair market value of Company stock shall be determined by the Committee in good faith. If there is a generally recognized market for Company stock, the fair market value shall be either (i) the price of the Company stock prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934; or (ii) if the Company stock is not traded on such an exchange, a price not less favorable to the plan than the offering price for the Company stock established by the current bid and asked prices quoted by persons independent of the Company and any party-in-interest or disqualified person. If there is no generally recognized market for Company stock, the determination of fair market value by the Committee shall be based on a valuation by an independent appraiser appointed by the Committee. Such appraiser must meet the requirements of the regulations prescribed under
Section 401(a)(28)(C) of the Code, or, in the absence of such regulations, requirements similar to the requirements of the regulations prescribed under
Section 170(a)(1) of the Code. In the case of a transaction between the plan and a disqualified person or a party-in-interest, fair market value shall be determined as of the date of the transaction. For all other purposes, fair market value shall be determined as of the year-end adjustment date coincident with or next preceding the date of the transaction.

         5.4.5 Continuation of rights or put option: The rights and put option provided in this Section 5 shall be nonterminable and continue to apply to Company stock purchased with the proceeds of an acquisition loan or distributed under the plan notwithstanding repayment of an acquisition loan or any amendment or termination of the plan that causes the plan to cease to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

\

         5.5 Legend: If recommended by legal counsel for the Company, certificates representing ownership of Company stock distributed from the plan shall bear an appropriate legend approved by such counsel to ensure that Company stock is issued in compliance with all applicable federal and state securities laws.

         5.6 Directions: The Committee shall notify the Trustee of a participant's retirement, death or termination of service and shall direct the Trustee to make a distribution to the person or persons entitled thereto from the trust at such time and in such manner as required by the provisions of Sections 4 and 5.

                 Section 6.      Vesting:

                 The accrued benefit of each participant shall be fully vested at all times.

                 Section 7.      Acquisition Loans:

                 At the direction of the Committee, the Trustee from time to time shall obtain acquisition loans to finance the acquisition of Company stock or repay a prior acquisition loan, subject to the following provisions:

                 7.1 Terms: An acquisition loan shall be arranged primarily in the interest of the participants and their beneficiaries, and the terms thereof at the time of the loan shall be at least as favorable to the trust as the terms of a comparable loan resulting from arm's length negotiations between independent parties. The interest rate of the loan may not exceed a reasonable rate of interest, and the loan shall be for a specific term. The number of years to maturity under the loan must be definitely ascertainable at all times.

                 7.2 Use of proceeds: Within a reasonable time following receipt of the proceeds of an acquisition loan by the trust, but in no event later than 60 days after the receipt thereof, such proceeds shall be used for one or more of the following purposes: (i) to acquire Company stock;

(ii) to repay the loan; or (iii) to repay a prior acquisition loan which was made in compliance with the requirements of this Section 7. Financed shares shall be credited to the suspense account pending the release and allocation of such shares to the Company stock accounts of participants as the acquisition loan is repaid.

               7.3 Collateral: An acquisition loan shall be without recourse to the trust. The only assets of the trust that may be given as collateral for an acquisition loan are the financed shares acquired with the proceeds of the loan or a prior acquisition loan which was repaid with the proceeds of the current acquisition loan. Any pledge of financed shares must provide for the release of such shares in the manner described in Section 7.6 as payments on the acquisition loan are made by the Trustee. Except as otherwise provided in Section 18, any such released shares shall be allocated to the Company stock accounts of participants as provided in Sections 7.8 and 9.2.

               7.4 Available assets; Payments: No person entitled to payments with respect to an acquisition loan shall have any right to assets of the trust except for: (i) collateral given for the loan; (ii) contributions (other than in the form of Company stock) made by the Company to meet the obligation to repay the loan and any investments purchased with such contributions; (iii) trust earnings attributable to amounts specified in (i) and (ii) immediately preceding; and (iv) subject to the provisions of Section 9.3, cash dividends attributable to allocated or unallocated Company stock. Payments made with respect to an acquisition loan by the trust during any plan year may not exceed the aggregate of the amounts specified in (ii), (iii) and
(iv) of this Section 7.4 for all plan years decreased by the aggregate of such payments for all prior plan years. All Company contributions (other than in the form of Company stock) made during the plan year in which an acquisition loan is made (whether before or after the date the proceeds of the loan are received) and thereafter until the acquisition loan is repaid in full, without regard to whether any such Company contributions have been allocated to the general accounts of participants, shall be available to meet obligations under the acquisition loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such contributions are made. All trust earnings attributable to investment of Company contributions, without regard to whether any Company contributions and earnings have been allocated to the general accounts of participants, and, subject to the provisions of Section 9.3, all cash dividends attributable to allocated and unallocated Company stock likewise shall be available for such purpose. The Trustee shall account separately for the amounts specified in (ii) and (iii) of this Section 7.4 until the acquisition loan is repaid.

               7.5 Default: In the event of a default by the trust with respect to an acquisition loan, the value of assets of the trust transferred in satisfaction of the loan may not exceed the amount of the loan (including accrued and unpaid interest) with respect to which such default occurred. In the event the lender is a disqualified person or party-in-interest, a transfer of trust assets upon default may occur only in the event of failure of the trust to meet the payment schedule of the loan and only to the extent thereof. No transfer to a guarantor of a loan may be made pursuant to this Section 7.5.

                 7.6 Suspense account; Release of shares: Any financed shares (whether or not used as collateral for an acquisition loan) or other Company stock used as collateral for an acquisition loan shall be held in the suspense account pending release and allocation of such shares to the Company stock accounts of participants as provided in this Section 7.6. The release and allocation thereof shall be determined by the Committee in the following manner:

                7.6.1 If the terms of acquisition loan provide for annual payments of principal and interest at a cumulative rate not less rapid at any time than level annual payments of principal and interest over 10 years, then for each plan year during the duration of the loan the number of shares of Company stock released from the suspense account shall equal the number of financed shares held immediately before release in the current plan year multiplied by a fraction. The numerator of the fraction shall be the principal paid in such plan year, and the denominator shall be the sum of the numerator plus the principal to be paid for all future years. Such years shall be determined without taking into account any possible extension or renewal period. For purposes of the above calculation, interest included in any payment shall be disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

               7.6.2 If the terms of the acquisition loan do not comply with Section 7.6.1, then for each plan year during the duration of the acquisition loan the number of shares of Company stock released from the suspense account shall equal the number of financed shares held immediately before release for the current plan year multiplied by a fraction. The numerator of the fraction shall be the sum of principal and interest paid in such plan year, and the denominator shall be the sum of the numerator plus the principal and interest to be paid for all future years. Such years shall be determined without taking into account any possible extension or renewal period. If interest on any acquisition loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the current plan year. If an acquisition loan with terms initially complying with Section 7.6.1 later ceases to comply by reason of a renewal, extension or refinancing of the acquisition loan, then this Section 7.6.2 shall be applied in determining the shares released upon payment of any principal or interest after such date.

If the shares of Company stock held in the suspense account include more than one class of stock, the number of shares of each class to be released for a plan year must be determined by applying the same fraction to each class. Subject to the provisions of Sections 9.3.2 and 18, shares of Company stock released from the suspense account shall be allocated as of the year-end adjustment date coincident with or next following such release to the Company stock accounts of active participants in accordance with the provisions of
Section 3.2.1 with respect to shares released on account of Company matching contributions and Section 3.5 with respect to shares released on account of Company discretionary contributions.

               7.7 Obligations of the Trustee: The Trustee shall make payments of principal and interest on an acquisition loan from time to time as directed by the Committee. Such payments shall be made only from the following: (a) Company matching contributions or Company discretionary contributions to the trust made to meet the plan's obligation under an acquisition loan (other than contributions of Company stock), any cash dividends on Company stock held as collateral for an acquisition loan, and any investments purchased with such contributions (received both during or prior to the plan year); (b) the proceeds of a subsequent acquisition loan made to repay a prior acquisition loan; (c) if there occurs a default under the terms of the acquisition loan, or upon the sale of Company stock pursuant to a tender offer or cash merger, or upon the occurrence of such other similar events, the proceeds of the sale of any Company stock held as collateral for an acquisition loan; and (d) subject to the provisions of Section 9.3, cash dividends attributable to allocated and unallocated Company stock. Such contributions and earnings shall be accounted for separately by the Trustee until the acquisition loan is repaid.

                 7.8 Obligations of the Company: The Company shall contribute in cash to the trust as and when needed sufficient amounts to enable the trust to pay in full when due any principal and interest payments on any acquisition loan not payable from other sources permitted by the plan. Such contributions may be made either as Company matching contributions or Company discretionary contributions or both. If such contributions are insufficient by reason of the provisions of Section 3.6 to enable the trust to pay principal and interest on such acquisition loan when due, then upon the Trustee's request the Company may:

               (a) Make a loan to the trust as described in Treasury Regulation Section 54.4975-7(b)(4)(iii) in a sufficient amount to meet such principal and interest payments. Such new loan shall meet all requirements for an acquisition loan as described in this Section 7 and be subordinated to any prior acquisition loan then outstanding. Company stock released as a result of application of such new loan to payment of the prior acquisition loan shall be pledged as collateral to secure the new acquisition loan. Such Company stock shall be released and allocated to the Company stock accounts of participants in accordance with Section 7.6;

                 (b) Purchase any Company stock pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest payments. Any such sale by the trust shall meet the requirements of Section 408(e) of ERISA; or

                 (c)    Any combination of the foregoing.

In applying (a), (b) or (c) immediately preceding, the Company shall not fail to do or cause to be done any act or thing which would result in a disqualification of the plan as an employee stock ownership plan under the Code.

                 7.9 Restrictions on Company stock: Notwithstanding repayment of an acquisition loan or any amendment or termination of the plan that causes it to cease to be a leveraged employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, no Company stock acquired with the proceeds of an acquisition loan shall be subject to a put, call or other option, or buy-sell or similar arrangement while such stock is held by and when distributed from the plan, except as provided in Sections 5.4.1 and 5.4.2.

         Section 8. Voting and Tendering of Company Stock:

                 8.1 Voting: The following provisions shall apply with respect to the voting of Company stock held by the trust:

                 8.1.1    Class of securities: Subject to the provisions of
         Section 8.1.2, if, as of any record date with respect to Company stock, the Company stock is a registration-type class of securities (as defined in this Section 8.1.1), each participant and beneficiary shall be entitled to direct the Trustee with respect to any corporate matter that involves voting the Company stock allocated to his Company stock account as of such record date. If the Company stock is not a registration-type class of securities on the record date, subject to the provisions of Section 8.1.2, each participant and beneficiary will generally have no right to direct the Trustee as to the manner in which shares of Company stock allocated to his Company stock account will be voted. However, if, as of such record date, the Company stock is not readily tradeable on an established market and more than 10 percent of the fair market value of the assets of the trust constitutes securities (including Company stock) issued by the Company, each participant and beneficiary shall be entitled to direct the Trustee with respect to any corporate matter that involves the voting of such Company stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe by regulation. For purposes of this Section 8, the term registration-type class of securities means a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934 or that would be required to be registered except for the exemption from registration provided in Section 12(g)(2)(H) of such Act.

       8.1.2     Securities acquisition loan: Notwithstanding the provisions of
Section 8.1.1, if the trust has obtained a securities acquisition loan on or before any record date with respect to Company stock, each participant and beneficiary shall be entitled to direct the Trustee with respect to any corporate matter that involves voting the Company stock acquired with the securities acquisition loan and allocated to his Company stock account as of such record date (without regard to whether or not such Company stock is a registration-type class of securities). Company stock that was not acquired with the securities acquisition loan shall be voted in accordance with the provisions of Sections 8.1.1 and 8.1.3. For purposes of this Section 8.1.2, the term "securities acquisition loan" means an acquisition loan described in
Section 133 of the Code that was obtained by the trust after July 10, 1989 (other than an acquisition loan which was obtained to refinance a pre-July 10, 1989 acquisition loan or pursuant to a binding commitment in effect on or before such date, provided that the requirements of Section 7301(f)(2)-(6) of the Revenue Reconciliation Act of 1989 are satisfied with respect to such acquisition loan).

       8.1.3 Trustee responsibilities: Except as otherwise provided in Sections 8.1.1 and 8.1.2, the Trustee shall vote the Company stock held by the trust on the record date as directed by the Committee; provided, however, if following such Committee direction would result in a violation of ERISA, the Trustee may disregard the Committee's direction and vote such Company Stock in its sole discretion and in accordance with ERISA.

       8.1.4 Voting instructions from participants: If participants and beneficiaries are entitled to direct the Trustee in voting Company stock pursuant to Section 8.1.1 or 8.1.2, the Trustee shall vote such Company stock in accordance with the timely instructions of the respective participants and beneficiaries. The Trustee shall be responsible for soliciting and tabulating such votes. Prior to the voting of Company stock, the Committee shall distribute to each participant and beneficiary the same information concerning the vote as is furnished by the Company to its shareholders. If the Company does not furnish any such information at least 20 days (10 days effective with respect to shareholders meetings held after July 1, 1990) prior to the shareholders meeting, the Committee shall as soon as practicable provide each participant and beneficiary with an explanation of those matters that to the best knowledge of the Committee are to be presented at such meeting for action by shareholders and are subject to direction by the participant or beneficiary and an appropriate form on which the participant or beneficiary may direct voting on such matters. If the Trustee does not receive participant or beneficiary instructions with respect to any Company stock or such instructions are not timely received, such stock shall be voted by the Trustee in accordance with Section 8.1.3, above. Instructions received from participants and beneficiaries by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including the Committee, or the officers, directors or employees of the Company.

                 8.2 Tendering: The following rules shall apply in the event a tender offer or exchange offer, including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect (a "tender offer") for the Company stock held by the trust is commenced by a person or persons:

                 8.2.1    Independent record keeper; Trustee responsibilities:
         In the event a tender offer for the Company stock held by the trust is commenced, the functions under the plan applicable to participation of such Company stock in the tender offer shall be undertaken by the independent record keeper appointed by the Committee at the time the tender offer is commenced, and the Committee shall not undertake any record keeping function under the plan that would serve to violate the confidentiality of any directions given by the participants or beneficiaries in connection with the tender offer. The independent record keeper shall use its best efforts to timely distribute or cause to be distributed to each participant and beneficiary such information as is being distributed to other shareholders of the Company in connection with the tender offer. The Trustee shall have no discretion or authority to sell, exchange or transfer any of the Company stock held by the trust pursuant to such tender offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing as follows:

                          (i) Each participant and beneficiary shall be entitled to direct the independent record keeper with respect to the sale, exchange or transfer of the Company stock allocated to his Company stock account. The independent record keeper shall then instruct the Trustee as to the number of shares to be tendered, in accordance with the above directions. The Committee shall instruct the Trustee to follow the directions of the independent record keeper pursuant to the terms of the tender offer. Instructions received from participants and beneficiaries by the independent record keeper shall be held in the strictest confidence and shall not be divulged or released to any person including the Committee, or the officers, directors or employees of the Company.

                          (ii) The independent record keeper shall instruct the Committee and the Trustee as to the number of shares for which it did not receive any instructions or instructions were not timely received. The Trustee shall tender or not tender such shares of Company stock and any shares of Company stock that have not been allocated to participants' accounts as determined by the Trustee in its own discretion and in accordance with ERISA.

                 8.2.2 Records: Following any tender offer that has resulted in the sale or exchange or any shares of Company stock held by the trust, the independent record keeper to which responsibility has been transferred shall continue to maintain on a confidential basis a record of the Company stock account of each participant or beneficiary to whose account shares of Company stock were allocated at any time during such offer, until complete distribution of such Company stock accounts. The record keeper shall keep confidential any instructions that it may receive from participants or beneficiaries relating to the tender offer.

                 Section 9. Accounts of Participants:

               The Committee shall keep a Company stock account and a general account to reflect the investment of the assets of the account of each participant. The assets of the general accounts and any unallocated assets other than Company stock (or rights attached thereto) are referred to herein as the "general fund," and shall be invested as directed by the participant in accordance with Section 9.8. The Committee shall keep records from which can be determined the portion of each general account that at any time is available to meet obligations under an acquisition loan in accordance with Section 7 and the portion not so available. The Committee also shall keep a limitation account and a deferred payment account if such accounts are required pursuant to Sections 3.6 and 4.5.1. Assets of the trust under the plan shall be valued at fair market value as of each adjustment date. In no event may salary reduction contributions be invested in the Company stock account.

                 9.1      General accounts: Subject to the provisions of
Section 7, as of each adjustment date the amount in each participant's general account as of the preceding adjustment date (the 'basic credit") shall be adjusted in the following order:

                 9.1.1 There shall be debited (i) the distributions made from the general account since the next preceding adjustment date to or for the benefit of the participant, and (ii) the cash applied since the next preceding adjustment date to the purchase of Company stock for the Company stock account of the participant.

                 9.1.2 There shall be credited (i) cash dividends payable with respect to Company stock then allocated to the Company stock account of the participant to the extent such dividends are not distributed to participants or applied to pay principal or interest on an acquisition loan pursuant to Section 9.3, and (ii) the cash proceeds from the sale of any Company stock then allocated to the Company stock account of the participant.

                 9.1.3 There shall be credited or debited that portion of the net income or net loss of the general fund since the next preceding adjustment date that the basic credit bears to the total of all the basic credits so adjusted. The net income or net loss of the general fund shall be ascertained by the Trustee and means the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the general fund not actually realized and received or incurred and paid. Net income or net loss of the general fund shall not include Company contributions or any increase or decrease in the fair market value of Company stock. The determination of the net income or net loss of the general fund shall not take into account any interest paid by the trust on an acquisition loan. In ascertaining fair market value, the expenses of liquidation shall not be taken into account.

                 9.1.4 There shall be credited that portion of the balance of the Company contribution (other than contributions of Company stock) for the current plan year allocated to the participant as provided in Section 3.2 or Section 3.5.

                 9.1.5 There shall be debited the amount (if any) of the participant's share of any cash applied to the payment of principal and interest on an acquisition loan provided that only that portion of the participant's general account which is available to meet obligations under an acquisition loan shall be used to pay principal or interest on an acquisition loan.

                 9.2      Company stock accounts: Subject to the provisions of
         Section 7, as of each adjustment date, the Company stock account of each participant shall be adjusted in the following order:

                 9.2.1 There shall be debited any Company stock distributed or sold from the Company stock account since the preceding adjustment date.

                 9.2.2 There shall be credited any Company stock purchased with cash expended from the participant's general account, any stock dividends on Company stock allocated to the participant's Company stock account, and any additional shares of Company stock issued in connection with a stock split or similar transaction since the preceding adjustment date with respect to Company stock allocated to the participant's Company stock account.

                 9.2.3 There shall be credited or debited that portion of the net income or net loss of the Company stock fund since the next preceding adjustment date that the basic credit bears to the total of all the basic credits so adjusted. The net income or net loss of the Company stock fund shall be ascertained by the Trustee and means the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the Company stock fund not actually realized and received or incurred and paid. Any cash dividends on unallocated Company stock and trust earnings attributable to the investment of financed shares, to the extent any such dividends and trust earnings are not applied to pay principal or interest on an acquisition loan pursuant to Section 9.3, shall be included as net income of the Company stock fund. In ascertaining fair market value, the expenses of liquidation shall not be taken into account.

                 9.2.4 There shall be credited any Company stock (including fractional shares) contributed by the Company for the current plan year and allocated to the participant as provided in Section 3.2.1 or
         Section 3.5.

                 9.2.5 There shall be credited any Company stock released from the suspense account and allocated with respect to the current plan year to the Company stock account of the participant in accordance with Sections 7.6 and 9.3, and any rights, warrants or options allocated to the Company stock account of the participant in accordance with Section 9.4.

                 9.3 Cash dividends: The Committee in its discretion may direct that cash dividends on shares of Company stock allocated to the Company stock account of a participant shall be distributed or applied as follows:

                 9.3.1    Paid by the Company directly to the participant; or

                 9.3.2    Paid by the Company to the Trustee and either:

                          (i) Paid by the Trustee to the participant within 90 days after the close of the plan year in which the dividends are received by the Trustee;

                          (ii) Allocated to the general account of the participant pursuant to Section 9.1.2; or

                          (iii) Applied by the Trustee to pay principal or interest on any then outstanding acquisition loan. Notwithstanding the provisions of Section 7.6, the Company stock to be released from the suspense account as a result of such payment shall be allocated to participants' Company stock accounts as follows:

                                  (A)      First, there shall be allocated to
                          each participant's Company stock account that number of shares of Company stock so released which equals the amount of the cash dividends payable with respect to each such participant divided by the fair market value per share of the Company stock as of the year-end adjustment date coincident with or next preceding the dividend payment date; and

                                (B) Second, the balance of the shares of Company stock so released, if any, shall be allocated among the participants' Company stock accounts in accordance with the provisions of Section 7.6.

Cash dividends on Company stock not allocated to Company stock accounts shall be applied, as directed by the Committee, to pay principal or interest on an acquisition loan used to acquire such unallocated Company stock, or retained in the trust fund as income of the Company stock fund and allocated to the Company stock accounts of participants pursuant to Section 9.2.3. Cash dividends on unallocated Company stock applied to pay principal or interest on an acquisition loan shall be in lieu of Company contributions made to meet the plan's obligation under an acquisition loan, and any shares released as a result of such application shall be allocated to the Company stock accounts of participants in accordance with the provision of Section 7.6. Notwithstanding the provisions of this Section 9.3, cash dividends on Company stock acquired after August 4, 1989 may only be applied to pay principal or interest on an acquisition loan used to acquire such Company stock. All directions by the Committee in this Section 9.3 shall be filed with the Company and the Trustee at least 10 days before the payment date of the first cash dividend to which the direction relates. Notwithstanding the provisions of Section 9.1.2, any payment of cash dividends held in the trust fund pending distribution to participants or application to the payment of an acquisition loan shall be held in the general fund but shall not be allocated to the general accounts of participants. Any net income or net loss on such cash dividends shall be allocated to participants pursuant to Section 9.1.3.

               9.4 Rights, warrants and options: Rights, warrants and options to acquire Company stock distributed with respect to allocated Company stock of a participant shall be credited to his Company stock account and exercised, sold or retained in such account as directed by the Committee. The Company stock received in connection with the exercise of a right, warrant or option shall be allocated to his Company stock account, and the amount expended in connection with such exercise shall be debited from his general account, pursuant to Sections 9.1 and 9.2. If any such right, warrant or option is sold, the proceeds of sale shall be treated as a cash dividend received with respect to Company stock allocated to a participant's Company stock account. Rights, warrants and options to acquire Company stock with respect to unallocated Company stock shall be net income of the general fund and shall be exercised as directed by the Committee. If any such rights, warrants or options are sold prior to allocation thereof to the Company stock account of a participant, the proceeds from such sale shall be net income of the general fund.

                  9.5 Persons in pay status: If the account of a participant or beneficiary (a "person in pay status") is distributable, such account shall be further adjusted as of the applicable year-end adjustment date, after applying the provisions of Sections 9.1 through 9.4, to the extent necessary to reflect the medium of payment of his account determined pursuant to Section 5.4, as follows:

                 9.5.1 To the extent additional Company stock is required to be allocated to his Company stock account, shares shall be withdrawn from the Company stock accounts of participants other than persons in pay status. The number of shares withdrawn from the Company stock account of each such participant shall bear the same proportion to the total withdrawn with respect to all such participants as the number of shares of Company stock allocated to each such participant's account as of such adjustment date bears to the total number of shares of Company stock then allocated to the accounts of such participants. If Company stock is withdrawn from the Company stock account of a participant pursuant to this Section 9.5.1, the fair market value as of such adjustment date of the shares so withdrawn shall be credited to such participant's general account, and the general account of the person in pay status shall be debited by the fair market value of such shares.

               9.5.2 To the extent that Company stock is required to be withdrawn from his Company stock account, shares shall be withdrawn therefrom and allocated to the Company stock accounts of participants other than persons in pay status. The number of shares allocated to the Company stock account of each such participant shall bear the same proportion to the total reallocated with respect to all such participants as the value of his general account as of such adjustment date bears to the total value of all general accounts of such participants. Shares of Company stock shall be withdrawn from the Company stock account of the person in pay status in inverse order from the order in which such shares previously were credited to such Company stock account. If Company stock is allocated to the Company stock accounts of participants pursuant to this Section 9.5.2, the fair market value as of such adjustment date of the shares allocated shall be debited to such participant's general account, and the general account of the person in pay status shall be credited with an amount equal to the fair market value of such shares.

               9.6        Allocations following certain sale transactions:
Notwithstanding any other provision of this Section 9, in the event of the sale of Company stock to the plan in a transaction described in Section 1042 of the Code, no portion of the Company stock purchased by the trust in such transaction shall be allocated during the nonallocation period (as defined in Section 9.6) to or for the benefit of any participant who is: (i) the seller of such Company stock; (ii) a member of the family of the seller of such Company stock (as defined in Section 267(c)(4) of the Code); or (iii) any other person who owns (after application of Section 318(a) of the Code) more than 25 percent in value of any class of outstanding employer securities of the Company (within the meaning of Section 409(l) of the Code). For purposes of this Section 9.6, "nonallocation period" means the period beginning on the date of a sale of Company stock described in this Section 9.6 and ending on the later of: (i) the date which is 10 years after the date of such sale; or (ii) the date of the allocation attributable to the final payment of any acquisition loan incurred in connection with such sale. The restrictions of this Section 9.6 shall at all times be construed and enforced in accordance with the requirements of
Section 409(n) of the Code and the Treasury Regulations thereunder.

               9.7 Accounting for allocations: Accounting procedures for the purpose of making the allocations, valuations and adjustments to participants' accounts as provided in this

Section 9 shall be adopted by the Committee. Except as provided in Treasury Regulation Section 54.4975-11(d), Company stock acquired by the plan shall be accounted for as provided under Section 1.402(a)-1(b)(2)(ii) of the Treasury Regulations and allocations of Company stock shall be made separately for each class of stock. The Committee shall keep adequate records of the cost basis of all shares of Company stock allocated to each participant's Company stock account. The Committee shall keep separate records of financed shares and Company contributions (and any earnings thereon) made for the purpose of enabling the trust to repay an acquisition loan. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the accounts of participants in accordance with the general concepts of the plan and the provisions of this
Section 9. Annual valuations of trust assets shall be made at fair market value.

               9.8 Participant directed investments: Notwithstanding any other provision of the plan, each participant may direct the Trustee as to the investment or reinvestment of his general account and contributions allocated to the general account made with respect to him, subject to the following provisions:

               9.8.1 A participant shall be entitled to direct the Trustee as to the investment of contributions made on his behalf and the amount credited to his general account among such investment funds as are permitted from time to time by the Committee. Such funds shall be referred to herein singly as a "directed investment fund" and collectively as "directed investment funds." The Committee shall keep accounts subsidiary to each of his separate accounts described in
        Section 2.1 with respect to the amount to his credit in each directed investment fund (the "fund accounts").


               9.8.2 A participant may direct investment of any contribution allocable to his general account among the directed investment funds in whole multiples of one percent. Such designation shall remain in effect unless the participant elects a different investment direction. If for any reason a participant fails to direct the investment of the entire contribution allocable to him as of any adjustment date, the contribution for which no direction is made shall be invested as directed by the Committee.

                9.8.3 A participant may reallocate the amount credited to his general account or each of his fund accounts, among the directed investment funds in whole multiples of one percent. In no event may a participant direct that the amount to his credit in the general account be invested in the Company stock account.

                9.8.4 All investment directions by a participant shall be made according to such procedures as directed from time to time by the Committee. The Committee shall notify the Trustee of all directions made in accordance with this Section 9.8 as soon as practicable following their receipt.

                9.8.5 Distributions from a participant's general account, any forfeitures allocated thereto, and any amounts forfeited by such participant due to a termination of service shall be allocated by the Trustee among the appropriate directed investment funds in the same manner as any Company contribution would be allocable among such fund accounts.

                9.8.6 The Committee may establish any rules or by-laws necessary to implement the provisions of this Section 9.8. The
        Trustee shall have and may exercise all powers necessary or advisable in order to implement the provisions of this Section 9.8. If the Trustee cannot transfer funds among the directed investment funds on an adjustment date as provided in this Section 9.8, the Trustee shall effect such transfer as soon as possible thereafter.

                9.9 Diversification: Notwithstanding any other provision of the plan or trust to the contrary, each participant (including a participant separated from service) who has an amount credited to a Company stock account (a "qualified participant") may elect to direct the investment among the directed investment funds provided under Section 9.8 of not more than 50 percent (in whole multiples of one percent) of the total number of shares of Company stock that have ever been allocated to his Company stock account, less the Company stock previously subject to an election under this Section 9.9; provided, that effective on and after October 1, 1996, "50 percent" shall be increased to "100 percent." Such election shall be made in the form and at such time as is provided by the Committee. The Committee shall direct the Trustee to transfer the portion or all of the Company stock account of a qualified participant subject to a valid election and invest such portion among the directed investment funds in accordance with such election as soon as possible after receipt of such election.

                 Section 10. Administration by Committee:

                 10.1 Membership of Committee: The Committee shall consist of not less than 3 nor more than 5 individuals appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the plan and for carrying out its provisions except to the extent all or any of such obligations specifically are imposed on the Trustee or the Board. The Chairman of the Committee shall be the plan administrator. The plan administrator and the Trustee each shall be an agent for service of legal process on the plan.

                 10.2 Committee officers; Subcommittee: The members of the Committee shall elect a chairman and may elect an acting chairman. They also shall elect a secretary and may elect an acting secretary, either of whom may but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee determines and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

                 10.3 Committee meetings: The Committee shall hold such meetings upon such notice, at such places, and at such intervals as it from time to time determines. Notice of meetings shall not be required if waived in writing by all members of the Committee at the time in office or if all such members are present at the meeting.

                 10.4 Transaction of business: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present and entitled to vote at any such meeting. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all members of the Committee.

               10.5 Committee records: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the plan. The records of the Committee shall contain all relevant data pertaining to individual participants and their rights under the plan and in the trust fund.

               10.6 Establishment of rules: Subject to the limitations of the plan and ERISA, the Committee from time to time may establish rules or bylaws for the administration of the plan and the transaction of its business.

               10.7 Conflicts of interest: No individual member of the Committee shall have any right to vote or decide on any matter relating solely to himself or any of his rights or benefits under the plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except for elections as to payment of benefits pursuant to Sections 4 and 5, and diversification elections pursuant to Section 9.8.

                 10.8 Correction of errors: The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee in its discretion may waive any notice requirement in the plan; provided that a waiver of a requirement to notify the Trustee shall be made only with the consent of the Trustee. A waiver of a notice in one or more cases shall not be a waiver of notice in any other case. Any power or authority the Committee has discretion to exercise under the plan shall be exercised in a nondiscriminatory manner.

               10.9 Authority to interpret plan: Subject to objective plan terms and the claims procedure set forth in Section 16, the Committee and the plan administrator shall have the duty and discretionary authority to interpret and construe the provisions of the plan and decide any dispute which may arise regarding the rights of participants hereunder, including the discretionary authority to interpret the plan and to make determinations as to eligibility for participation and benefits under the plan. Interpretations and determinations by the Committee and plan administrator shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons. Such interpretations and determinations shall only be set aside if the Committee and the plan administrator are found to have acted arbitrarily and capriciously in interpreting and construing the provisions of the plan.

               10.10 Third party advisors: The Committee may engage an attorney, accountant, qualified appraiser or any other technical advisor on matters regarding the operation of the plan and to perform such other duties as may be required in connection therewith. The Committee may employ such clerical and related personnel as it deems requisite or desirable in carrying out the provisions of the plan. From time to time, but no less frequently than annually, the Committee shall review the financial condition of the plan and determine the financial and liquidity needs of the plan as required by ERISA. The Committee shall communicate such needs to the Company and to the Trustee so that the funding policy and investment policy may be coordinated appropriately to meet such needs.

               10.11 Compensation of members: No member of the Committee shall receive any fee or compensation for his services as such.

               10.12 Committee expenses: The Committee shall be entitled to reimbursement out of the trust fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the plan; provided, that the Company, in the discretion of the Board, may pay such expenses.

               10.13 Indemnification of Committee: To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee or for any mistake of judgment made in good faith. The Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Company's assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the plan shall be delegated or allocated against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the plan, unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

                 Section 11.    Management of Funds and Amendment of Plan:

                 11.1 Trust fund; Investment purpose: All assets of the plan shall be held in the trust for the exclusive benefit of participants and their beneficiaries. Such assets shall be administered as a trust fund to provide for the payment of benefits as provided in the plan to participants or their successors in interest out of the income and principal of the trust. The plan is a stock bonus plan intended to be qualified within the meaning of
Section 401(a) of the Code. The plan also is a cash or deferred arrangement described in Section 401(k) of the Code and an employee stock ownership plan described in Section 4975(e)(7) of the Code designed to invest a portion of the trust's assets primarily in Company stock. See Section 7 of the plan and
Section 2.3 of the trust agreement for provisions relating to the purchase and sale of Company stock by the trust.

                 11.2 Fiduciary duties: All fiduciaries with respect to the plan (as defined in ERISA) shall discharge their duties as such solely in the interest of the participants and their successors in interest and (i) for the exclusive purposes of providing benefits to participants and their successors in interest and defraying reasonable expenses of administering the plan as provided in Section 10.12 of the plan and Section 2.8 of the trust agreement, (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (iii) in accordance with the plan and trust agreement, except to the extent such documents are inconsistent with the then applicable federal laws relating to fiduciary responsibility. The trust fund shall be used for the exclusive benefit of participants and their beneficiaries and to pay administrative expenses of the plan and trust to the extent not paid by the Company. No portion of the trust fund ever shall revert or inure to the benefit of the Company (except as otherwise provided in Sections 11 and 3.3.2(iv)). Notwithstanding the foregoing provisions of this Section 11.2, the following provisions apply:

                 11.2.1 If the plan receives an adverse determination with respect to the initial qualification of the plan under Section 401(a) of the Code, on written request of the Company, the Trustee shall return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one year after the date that qualification of the plan is denied; provided, that the application for the determination is made by the time prescribed by law for filing the Company's federal income tax return for the taxable year in which the plan is adopted or such later date as the Secretary of the Treasury may prescribe;

                 11.2.2 On written request of the Company, the Trustee shall return a contribution to the extent the deduction is disallowed under Section 404 of the Code (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Company within one year after the date the deduction is disallowed; and

                 11.2.3 If a contribution or any portion thereof is made by the Company by a mistake of fact, on written request of the Company, the Trustee shall return the contribution or such portion (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Company within one year after the date of payment to the Trustee.

                 11.3 Authority to amend: The Board, acting on behalf of the Company, shall have the right, subject to the provisions of any outstanding debt or acquisition loan, at any time and from time to time to amend or terminate the plan and trust, including the trust agreement entered into under the plan; provided, that no such amendment may alter the duties, responsibilities or liabilities of the Trustee unless the Trustee consents thereto in writing. No amendment to the plan shall be effective to the extent it has the effect of reducing a participant's accrued benefit. For purposes of this Section 11.3, a plan amendment that has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective the vested percentage (determined as of such date) of such employee's right to his Company derived accrued benefit shall not be less than his vested percentage computed under Section 6 of the plan without regard to such amendment. See Section 14 for provisions regarding termination of the plan.

                 11.4 Trust agreement: The Company and the Trustee shall enter an appropriate trust agreement for the administration of the trust under the plan. The trust agreement shall contain such powers and reservations as to investment, reinvestment, control and disbursement of the funds of the trust, and such other provisions not inconsistent with the provisions of the plan and its nature and purposes, as shall be agreed on and set forth therein. Such agreement shall provide that the Board may remove the Trustee at any time upon reasonable notice, that the Trustee may resign at any time upon reasonable notice, and on such removal or resignation the Board shall designate one or more successor Trustee.

                 11.5 Requirements of writing: All requests, directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by such person or persons as shall be designated by the Committee.

                 Section 12.       Allocation of Responsibilities Among Named
Fiduciaries:

                 12.1 Duties of named fiduciaries: The named fiduciaries with respect to the plan and the fiduciary duties and other responsibilities allocated to each, which shall be carried out in accordance with the other applicable terms and provisions of the plan, shall be as follows:

                 12.1.1 Board:

                          (i) To amend the plan, subject to the provisions of any outstanding debt or acquisition loan;

                          (ii)    To appoint and remove members of the
                 Committee;

                          (iii) To appoint and remove the Trustee under the plan;

                          (iv) To determine the amount to be contributed to the plan each year by the Company; and

                          (v) To terminate the plan, subject to the provisions of any outstanding debt or acquisition loan.

                 12.1.2    Committee:

                          (i) To interpret the provisions of the plan and determine the rights of participants under the plan, except to the extent otherwise provided in Section 16 relating to the claims procedure;

                          (ii) To administer the plan in accordance with its terms, except to the extent powers to administer the plan specifically are delegated to another named fiduciary or other person or persons as provided in the plan;

                          (iii) To account for the interests of participants in the plan;

                          (iv) To direct the Trustee to incur acquisition loans to finance the acquisition of Company stock or repay a prior acquisition loan to the extent provided in Section 7 of the plan and Section 2.4 of the trust agreement;

                        (v) To direct the Trustee in the voting and tendering of Company stock held by the trust to the extent provided in Section 8 of the plan and Section 2.3 of the trust agreement;

                        (vi) To direct the Trustee in the purchase and sale of Company stock for the trust, subject to the provisions of Section 2.3 of the trust agreement;

                        (vii) To direct the Trustee in the distribution of trust assets; and

                        (viii) To determine the fair market value of Company stock and to appoint an independent appraiser as provided in
                 Section 5.4.4.

                 12.1.3   Plan Administrator:

                        (i) To file such reports as may be required to the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time;

                        (ii) To comply with requirements of the law for disclosure of plan provisions and other information relating to the Plan to participants and other interested parties; and

                        (iii) To administer the claims procedure to the extent provided in Section 16.

                 12.1.4   Trustee:

                        (i) To invest and reinvest trust assets, subject to the requirements of the plan and trust agreement with respect to investing in Company stock;

                        (ii) To make distributions to plan participants as directed by the Committee;

                        (iii) To render annual accountings to the Company as provided in Section 3 of the trust agreement;

                        (iv) To incur and to repay acquisition loans in accordance with Section 7 of the plan and Section 2.4 of the trust agreement;

                        (v) To vote and tender the Company stock held by the trust in accordance with Section 8 of the plan and Section
                 2.3 of the trust agreement; and

                         (vi) Otherwise to hold, administer and control the assets of the trust as provided in the plan and trust agreement.

                 12.2 Co-fiduciary liability: Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for any act or omission of another named fiduciary with respect to fiduciary responsibilities allocated to such other named fiduciaries. A named fiduciary of the plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

                 Section 13. Benefits Not Assignable; Facility of Payments:

                 13.1 Benefits not assignable: No portion of the accrued benefit of any participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No portion of such accrued benefit shall be payable in any manner to any assignee, receiver or trustee, liable for a participant's debts, contracts, liabilities, engagements or torts, or subject to any legal process to levy upon or attach. This Section 13 shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a participant pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered into before January 1, 1985.

                 13.2 Payments to minors and others: If any individual entitled to receive a payment under the plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause the payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the participant to the extent of the amount thereof.

         Section 14. Termination of Plan and Trust, Merger or Consolidation of
Plan:

         14.1 Complete termination: In the event of termination of the plan, subject to the provisions of Section 7.8, all Company contributions shall cease and no additional participants shall enter the plan. The assets under the plan shall remain fully vested (that is, nonforfeitable) in the participants, beneficiaries or other successors in interest, as their interests may appear. The vested benefit of each such individual shall be held in the plan for distribution in accordance with the provisions of Sections 4 and 5; provided, that the Committee in its discretion may provide for liquidation of the trust and distribution to the participants of their vested accrued benefits in cash or Company stock, as provided in Section 5. If upon termination the plan does not offer an annuity option (purchased from a commercial provider) and neither the Company nor any affiliated employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the participant's accrued benefit may, without the participant's consent, be distributed to the participant. However, if the Company or any affiliated employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the participant's accrued benefit may, without the participant's consent, be transferred to such other plan if the participant does not consent to an immediate distribution. For purposes of the plan, a termination of Company contributions or a suspension or reduction of such contributions amounting in effect to a termination of contributions shall be a termination of the plan. See Section 11.3 for provisions regarding the Board's authority to terminate the plan.

                 14.2 Partial termination: In the event of a partial termination of the plan, the provisions of Section 14.1 regarding a complete termination shall apply in determining interests and rights of the participants and their beneficiaries with respect to whom the partial termination occurs and to the portion of the trust fund allocable to such participants and beneficiaries.

                 14.3 Merger or consolidation: In the event of any merger or consolidation of the plan with any other plan, or a transfer of assets or liabilities of the plan to any other plan (which merged, consolidated or transferee plan is referred to in this Section 14.3 as the "successor plan"), the amount each participant would receive if the successor plan (and this plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer shall be equal to or greater than the amount he would have received if this plan (and the successor plan, if he had any interest therein immediately prior to the merger, consolidation or transfer) were terminated immediately preceding the merger, consolidation or transfer.

                 14.4 Protection of benefits: No termination, partial termination, merger or consolidation, or transfer of assets of the plan shall reduce a participant's accrued benefit or eliminate an optional form of distribution. For purposes of this Section 14.4, a termination, partial termination, merger or consolidation, or transfer of assets of the plan that has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

                 SECTION 15.     Communication to Employees:

                 The Company shall communicate the principal terms of the plan to the participants and beneficiaries in accordance with the requirements of ERISA. The Company shall make available for inspection by participants and their beneficiaries during reasonable hours, at the principal office of the Company and such other places as may be required by ERISA, a copy of the plan, trust agreement and such other documents as may be required by ERISA.

                 Section 16.      Claims Procedure:

                 The following claims procedure shall apply with respect to the plan:

                 16.1 Filing of a claim for benefits: If a participant or beneficiary (the "claimant") believes he is entitled to benefits under the plan that are not being paid to him or accrued for his benefit, he may file a written claim therefor with the plan administrator. If the plan administrator is the claimant, all actions required to be taken by the plan administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

                 16.2 Notification to claimant of decision: Within 90 days after receipt of a claim by the plan administrator, or within 180 days if special circumstances require an extension of time, the plan administrator shall notify the claimant of his decision with regard to the claim. In the event of special circumstances requiring an extension of time, a written notice of the extension shall be furnished to the claimant prior to commencement of the extension, setting forth the special circumstances and the date by which the decision will be furnished. If such claim is wholly or partially denied, notice thereof shall be in writing worded in a manner calculated to be understood by the claimant and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the plan administrator fails to notify the claimant of the decision in timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or of the extension period, if applicable).

               16.3 Procedure for review: Within 60 days following receipt by the claimant of notice denying his claim in whole or in part, or, if such notice is not given, within 60 days following the latest date on which such notice timely could have been given, the claimant may appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and submit issues and comments in writing.

                 16.4 Decision on review: The decision on review of a claim denied in whole or in part by the plan administrator shall be made in the following manner:

                 16.4.1 Within 60 days following receipt by the Committee of the request for review, or within 120 days if special circumstances require an extension of time, the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or of the extension period, if applicable).

                 16.4.2 The decision on review of a claim that is denied in whole or in part shall set forth specific reasons for the decision written in a manner calculated to be understood by the claimant and shall cite the pertinent plan provisions on which the decision is based.

                 16.4.3 The decision of the Committee shall be final and conclusive.

                 16.5 Action by authorized representative of claimant: All actions set forth in this Section 16 to be taken by the claimant may be taken by a representative of the claimant duly authorized by him to act on his behalf on such matters. The plan administrator and the Committee may require such evidence as either reasonably deems necessary or advisable of the authority of any such representative to act.

               Section 17.     Parties to the Plan:

               As of the date set forth below, the following employers, in addition to Insteel Industries, Inc., became parties to the plan:

                        Employer                                 Date
                Insteel Wire Products Company (formerly
                   Rappahannock Wire Company)                   10-1-88

Any other affiliated employer that desires to become a party to the plan and trust agreement may do so by separate written agreement with Insteel Industries, Inc. and the Trustee. Certain affiliated employers that no longer have a separate existence were parties to the predecessor plan. Specifically,
(i) effective as of March 31, 1992, Federal Nail Manufacturing Company, Inc. was merged into Insteel Industries, Inc.; (ii) effective as of September 30, 1993, Intersteel Corporation, Expo Wire Company and Forbes Steel and Wire Corporation were merged into Insteel Wire Products Company, which is a party to the plan, and (iii) effective as of March 31, 1995, Insteel Construction Systems, Inc. was merged into Insteel Wire Products Company. The provisions of this Section 17 shall apply to all parties to the plan except as otherwise expressly provided herein or in such separate agreement.

                 17.1 Single plan: As used in the plan and in the trust agreement, except as otherwise specifically set forth herein, the term "Company" shall mean each party to the plan and trust agreement. The plan and trust agreement shall apply as a single plan with respect to all parties as if there were only one employer-party. Service for purposes of the plan shall be interchangeable among employer-parties to the plan and shall not be deemed to be interrupted or terminated by the transfer at any time of an employee from the service of one employer-party to the service of another employer-party. Except to the extent otherwise specifically provided in the plan, service with any employer-party prior to the earlier of (i) the date such party became an affiliated employer, or (ii) the date such employer-party became a party to the plan, shall be disregarded for all purposes of the plan.

                 17.2 Committee appointment: The Committee as designated by the Board of Directors of Insteel Industries, Inc. shall be the Committee with respect to all other employers which are or may be parties to the plan.

                 17.3 Authority to amend: Notwithstanding any other provisions of the plan, the Board of Directors of Insteel Industries, Inc. shall have authority to amend the plan and trust agreement as applied to Insteel Industries, Inc. and each other party to the plan, and the proper officers of each party to the plan shall be authorized to execute all documents and take all other actions as shall be deemed necessary or advisable to effectuate and carry out any such amendment as applied to such party. The plan as applied to each employer-party may be terminated only by the Board of Directors of each such employer-party.

                 Section 18.    Special Top-Heavy Provisions:

                 The following provisions shall apply and supersede any conflicting provision in the plan with respect to any plan year in which the plan is determined to be top-heavy (as described in Section 18.1.5):

                 18.1 Definitions: The following definitions shall apply for purposes of this Section 18:

                 18.1.1 "Determination date" means the last day of the preceding plan year, or in the case of the first plan year, the last day of such plan year.

                 18.1.2 "Key employee" means any employee or former employee (and any beneficiary of such employee) who at any time during the determination period is an officer of the Company if such individual's annual statutory compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code; an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Company if such individual's statutory compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code; a 5 percent owner of the Company; or a one percent owner of the Company who has an annual statutory compensation of more than $150,000. Annual statutory compensation means statutory compensation as defined in Section 2.30, increased by any amounts which are excludable from the employee's gross income under Section 125, 402(a)(8) (effective January 1, 1993, 402(e)(3)), 402(h) or 403(b) of the Code. The determination period shall be the plan year containing the determination date and the preceding 4 plan years. The determination of who is a key employee shall be made in accordance with Section 416(i)(1) of the Code. "Non-key employee" means any employee or former employee who is not a key employee.

                 18.1.3 "Permissive aggregation group" means the required aggregation group and any other plan or plans of the Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                 18.1.4 "Required aggregation group" means (a) each qualified plan of the Company in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other qualified plan of the Company that enables a plan described in (a) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                 18.1.5 "Top-heavy plan" means, for any plan year beginning after December 31, 1983, the plan if any of the following conditions exists:

                         (i) The top-heavy ratio for the plan exceeds 60 percent, and the plan is not part of any required aggregation group or permissive aggregation group.


                         (ii) The plan is a part of a required aggregation group but not part of a permissive aggregation group, and the top-heavy ratio for such group exceeds 60 percent.

                         (iii) The plan is a part of a required aggregation group and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                 18.1.6    "Top-heavy ratio" means the following:

                         (i) If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for the plan alone or for the required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of the account balances of all key employees as of the determination date(s), including any part of any account balance distributed in the 5-year period ending on the determination date(s), and the denominator of which is the sum of all account balances including any part of any account balance distributed in the 5-year period ending on the determination date(s), both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the top-heavy ratio shall be increased to reflect any contribution not actually made as of the determination date but which is required to be taken into account on such date under Section 416 of the Code.

                         (ii) If the Company maintains one or more defined contribution plans (including any simplified employee pension plan) and maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio shall be increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

                         (iii) For purposes of paragraphs (i) and (ii) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The present value of accrued benefits shall be determined with reference to the actuarial assumptions for the defined benefit plans under which such accrued benefits are held, and as if the participant voluntarily terminated service as of such valuation date. The account balances and accrued benefits of a participant who (a) is not a key employee but was a key employee in a prior year, or (b) is not credited with at least one hour of service with any employer maintaining the plan at any time during the 5-year period ending on the determination date shall be disregarded. Calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code. Deductible employee contributions shall not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to determination dates that fall within the same calendar year. The accrued benefit of a participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
                 Section 411(b)(1)(C) of the Code.

                 18.1.7 "Valuation date" means the year-end adjustment date as defined in Section 2.49.

                 18.2 Top-heavy requirements: Notwithstanding any other provision of the plan, the plan must satisfy the following requirements for any plan year in which it is a top-heavy plan:

                 18.2.1 Minimum allocation requirements: Except as otherwise provided in (a) and (b) below, the Company contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of 3 percent of such participant's statutory compensation or, if the Company has no defined benefit plan that designates this plan to satisfy Section 416 of the Code, the largest percentage of Company contributions allocated on behalf of any key employee for the year. The minimum allocation shall be determined without regard to any social security contribution. The minimum allocation shall be made even though, under other plan provisions, the participant otherwise is not entitled to receive an allocation or would receive a lesser allocation for the year, because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan); (ii) the participant's failure to make mandatory employee contributions to the plan; or (iii) compensation less than a stated amount. The provisions of this
         Section 18.2.1 shall not apply to: (a) any participant who was not employed by the Company on the last day of the plan year; or (b) any participant to the extent such participant is covered under any other plan or plans of the Company that provide that the minimum allocation or benefit requirement applicable to top-heavy plans shall be met in the other plan or plans. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) shall not be forfeitable under Section 411(a)(3)(B) or 411
         (a)(3)(D) of the Code. Notwithstanding the foregoing, if the Company maintains any other defined contribution plan, the Company shall provide a minimum allocation under one such plan equal to 3 percent of statutory compensation for each non-key employee who is entitled to a minimum allocation under each of the plans.

                 18.2.2 Minimum vesting requirements: For any plan year in which this plan is top-heavy, a participant's account shall remain fully vested.

                 18.3     Adjustments to Limitations on Allocations:
Notwithstanding the provisions of Section 3.3.3, if, during any limitation year in which this plan is top-heavy, a participant is a participant in the plan and in a defined benefit plan of the Company, the denominator of the participant's defined contribution fraction and defined benefit fraction shall be determined by substituting "1.0" for "l.25" each place that it appears in Section 3.3.3. The provisions of this Section 18.3 shall not apply, however, if the plan would not be top-heavy for such limitation year if "90 percent" were substituted for "60 percent" each place that it appears in Section 18.1.5 and the defined benefit plan of the Company provides to each such participant who is a non-key employee the extra minimum benefit required by Section 416(h)(2)(A)(1) of the Code.

                 Section 19. Portability of Participant Accounts:

               This Section 19 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section 19, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                 19.1 Definitions: The following definitions shall apply for purposes of this Section 19:

                 19.1.1. "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not


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

         includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 19.1.2. "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 19.1.3. "Distributee" means an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                 19.1.4. "Direct rollover" means a payment by the plan to the eligible retirement plan specified by the distributee.

                 19.2 Construction: Notwithstanding anything contained in this Section 19 to the contrary, the provisions of this Section 19 shall at all times be construed and enforced according to the requirements of Section 401(a)(31) of the Code and the Treasury Regulations thereunder, as the same may be amended from time to time.

                 Section 20. Rollovers:

                 An eligible employee who receives a distribution of all or part of his interest from another retirement plan (including another plan maintained by the Company) which is qualified under Section 401(a) of the Code on the date of distribution may, with the written consent of the Committee in accordance with procedures adopted by the Committee, transfer all or a part of such distribution to the Trustee under this plan. The amount so transferred may include cash or other types of property. In applying the provisions of this Section 20, the following provisions shall apply:

                 20.1 Timing: The transfer to the Trustee must occur on or before 60 days following receipt by the employee of such distribution. If such distribution previously was deposited in an


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

individual retirement account or individual retirement annuity as defined in
Section 408 of the Code, the transfer must occur on or before 60 days following receipt by the employee of all or any portion of the balance to his credit under such individual retirement account or individual retirement annuity.

               20.2 Eligibility: The distribution made to the employee must be an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code.

               20.3 Maximum amount: The amount transferred to the Trustee shall not exceed the amount that would otherwise be includible in the gross income of the participant if not transferred as provided in this Section 20.

               20.4 Accounting: The amount transferred to the Trustee shall be credited to the participant's rollover account. The assets in the rollover account shall be administered by the Trustee in the same manner as other trust assets. Except as otherwise provided in this Section 20, assets of the rollover account may be commingled for investment with other assets of the general fund; provided, that with respect to a rollover contribution made other than on an adjustment date, such contribution shall not be commingled until immediately following the next adjustment date, and for the period preceding such adjustment date, the employee's rollover account shall be adjusted under
Section 9 as if such account constituted the entire general fund.

               20.5 Transfers prior to becoming a participant: If an eligible employee who makes such a transfer has not completed the participation requirements of Section 2.34, his rollover account shall represent his sole interest in the plan until he becomes a participant.

               20.6 Impermissible rollovers: Notwithstanding any provisions of this Section 20 to the contrary, the Committee shall not permit nor the Trustee accept any direct or indirect transfers (as that term is defined and interpreted under Section 401(a)(11) of the Code and the regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit


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

plan), stock bonus or profit-sharing plan which would otherwise have provided for a life annuity form of payment to the employee.

                 Section 21.    Miscellaneous Provisions:

                 21.1 Notices: Each participant who is not in service and each beneficiary shall be responsible for furnishing the plan administrator with his current address for mailing notices, reports and benefit payments.
Any notice required or permitted to be given to such participant or beneficiary shall be deemed given if directed to such address and mailed by first class mail. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks shall be suspended until the participant or beneficiary furnishes the proper address. This provision shall not require the mailing of any notice or notification otherwise permitted to be given by posting or other publication.

                 21.2 Lost distributees: A benefit shall be deemed forfeited if the plan administrator is unable after a reasonable period of time to locate the participant or beneficiary to whom payment is due; provided, that such benefit shall be reinstated if a claim is made by or on behalf of the participant or beneficiary for the forfeited benefit. The amount of any such forfeiture shall be reallocated to participants as provided in Section 9.

                 21.3 Reliance on data: The Company, Committee, Trustee and plan administrator may rely on any data provided by a participant or beneficiary, including representations as to age, health and marital status. Such representations shall be binding on any party seeking to claim a benefit through a participant, and the Company, Committee, Trustee and plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a participant or beneficiary.

                 21.4 Bonding: Each fiduciary, except a bank or an insurance company, shall be bonded for each plan year to the extent required by ERISA. The bond shall provide protection to

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

the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense of the trust and shall be paid by the Trustee, subject to the provisions of Section 10.12 of the plan and Section 2.8 of the trust agreement.

                 21.5 Receipt and release for payments: Each participant by participating in the plan conclusively shall be deemed to agree to look solely to the assets held under the trust for payment of any benefit to which such participant may be entitled by reason of such participation. Any payment made from the plan to or with respect to any participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall be in full satisfaction of all claims hereunder against the plan, Company and all fiduciaries with respect to the plan to the extent of such payment. As a condition precedent to payment, the recipient of any payment from the plan may be required by the Committee, to execute a receipt and release with respect thereto in such form as is acceptable to the Committee.

                 21.6 No guarantee: Except with respect to the Company's guarantee of an acquisition loan, the Trustee, Committee and Company do not in any way guarantee the trust fund from loss or depreciation, nor do they guarantee the payment of any money or other assets from the trust fund that may be or become due to any person. Nothing herein contained shall give any participant or beneficiary an interest in any specific part of the trust fund, except for an interest in Company stock allocated to the Company stock account of a participant, or any other interest except the right to receive benefits from the trust fund in accordance with the provision of the plan and trust.

                 21.7 Headings: The headings and sub headings of the plan are inserted for convenience of reference and shall be ignored in any construction of the provisions hereof.

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

                 21.8 Continuation of employment: The establishment of the plan shall not confer any legal or other right on any employee or any person for continuation of employment, nor shall it interfere with the right of the Company to discharge any employee or deal with him without regard to the effect thereof under the plan.

                 21.9      Federal and state securities law compliance:

                 21.9.1 If so directed by the Committee, each participant or beneficiary shall, prior to the transfer of Company stock to such participant or beneficiary, execute and deliver an agreement acceptable to the Committee certifying his intent to hold such stock for investment and containing such other representations and agreements relating to the Company stock as the Committee reasonably may request.

                 21.9.2 The Committee shall take all necessary steps to comply with applicable registration or other requirements of federal or state securities laws from which no exemption is available.

                 21.10 Construction: The provisions of the plan shall be construed and enforced according to the laws of the State of North Carolina, except to the extent such laws are superseded by the provisions of ERISA.

                 IN WITNESS WHEREOF, the Insteel Industries, Inc. Retirement Savings Plan is, by authority of the Board of Directors of the Company, executed in behalf of the Company, as of the 30th day of April, 1996.


                            INSTEEL INDUSTRIES, INC.


                            By: /s/ H. O. Woltz III
                               -----------------------
                                    President


Attest:

/s/ Gary D. Kniskern
------------------------
     Secretary

[Corporate Seal]




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

                                 INSTEEL WIRE PRODUCTS COMPANY,
                                 (formerly Rappahannock Wire Company)


                                  By:    /s/ H. O. Woltz III
                                      -------------------------------
                                        President


Attest:

Gary D. Kniskern
-------------------------
   Secretary

   [Corporate Seal]




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